As filed with the Securities and Exchange Commission on August 20, 1997

                                                       Registration Nos. 33-6931
                                                                        811-4727

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 -------------


                                   FORM N-1A
                            REGISTRATION STATEMENT
                                   Under the

                             SECURITIES ACT OF 1933              [X]
                          Pre-Effective Amendment No.            [ ]
                       Post-Effective Amendment No. 25           [X]
                                      and/or

                             REGISTRATION STATEMENT
                                    Under the
                         INVESTMENT COMPANY ACT OF 1940          [X]
                                Amendment No. 26                 [X]
                        (Check appropriate box or boxes)

                                 -------------

                      Phoenix Strategic Equity Series Fund
               (Exact Name of Registrant as Specified in Charter)
                                  -------------

    101 Munson Street, Greenfield, Massachusetts                  01301
     (Address of Principal Executive Offices)                   (Zip Code)

         c/o Phoenix Equity Planning Corporation--Shareholder Services
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)
                                  -------------


                              Thomas N. Steenburg
                     Vice President, Counsel and Secretary
                       Phoenix Duff & Phelps Corporation
                              56 Prospect Street
                       Hartford, Connecticut 06115-0479
                    (name and address of Agent for Service)

                                 -------------

                 Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box)


[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on August 28, 1997 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on          pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended on April 30, 1997 was filed by Registrant with the Commission on June 27, 1997.


================================================================================

  This Registration Statement contains two prospectuses and two Statements of
                            Additional Information.
                These are identified as Version A and B of each.

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                  [VERSION A]
                   Cross Reference Sheet Pursuant to Rule 495
                        Under the Securities Act of 1993

                                     PART A
                       Information Required in Prospectus



Item Number                                             Prospectus Caption
-----------                                             -------------------
1.      Cover Page  .................................   Cover Page
 2.     Synopsis    .................................   Introduction; Fund Expenses
 3.     Condensed Financial Information  ............   Financial Highlights
 4.     General Description of Registrant   .........   Cover Page; Introduction; Investment Objectives
                                                        and Policies; Additional Information
 5.     Management of the Fund  .....................   Management of the Fund
 6.     Capital Stock and Other Securities  .........   Dividends, Distributions and Taxes; Net Asset Value;
                                                        How to Buy Shares; Additional Information
 7.     Purchase of Securities Being Offered   ......   How to Buy Shares; Distribution Plans; Net Asset
                                                        Value; Investor Account Services
 8.     Redemption or Repurchase   ..................   How to Redeem Shares
 9.     Pending Legal Proceeding   ..................   Not Applicable


                                     PART B
          Information Required in Statement of Additional Information



Item Number                                                       Statement of Additional Information Caption
-----------                                                       -------------------------------------------
10.     Cover Page  ............................................. Cover Page
11.     Table of Contents    .................................... Table of Contents
12.     General Information and History  ........................ Cover Page; General Information
13.     Investment Objectives and Policies  ..................... Cover Page; Investment Objectives; Investment
                                                                  Policies; Investment Restrictions
14.     Management of the Fund  ................................. Services of the Adviser; Trustees and Officers; Other
                                                                   Information
15.     Control Persons and Principal Holders of Securities   ... Not Applicable
16.     Investment Advisory and Other Services    ............... Services of the Advisers
17.     Brokerage Allocation    ................................. Portfolio Transactions and Brokerage
18.     Capital Stock and Other Securities  ..................... Net Asset Value; How to Buy Shares
19.     Purchase, Redemption and Pricing of Securities            How to Buy Shares; Investor Account Services;
        Being Offered  .......................................... Redemption of Shares; Net Asset Value
20.     Tax Status  ............................................. Dividends, Distributions and Taxes
21.     Underwriter    .......................................... The Distributor
22.     Calculations of Performance Data    ..................... Performance Information
23.     Financial Statements    ................................. Financial Statements



The following pages from Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 21, 1997 are incorporated herein by reference thereto:

Part A
Version B Cross Reference pages to items required by Rule 495(a)
Version B Prospectus pages 1 through 24.

Part B
Version B Statement of Additional Information pages 1 through 23
April 30, 1996 Annual Report

[FRONT COVER]

                                 P H O E N I X
                                         FUNDS



                                   PROSPECTUS

                                 AUGUST 28, 1997




Phoenix Strategic Equity Series Fund




                                   o  Equity
                                      Opportunities
                                      Fund
                                   o  Strategic Theme
                                      Fund
                                   o  Small Cap Fund



[LOGOTYPE]  PHOENIX
            DUFF & PHELPS

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                               101 Munson Street
                              Greenfield, MA 01301

                                   PROSPECTUS
                                August 28, 1997



     Phoenix Strategic Equity Series Fund (the "Fund") is an open-end management investment company whose shares are offered in four series, three of which are offered in this Prospectus. Each series represents an investment in a separate diversified fund with its own investment objectives and policies designed to meet its specific investment goals. There can be no assurance that any Series will achieve its objective.


     Phoenix Equity Opportunities Fund ("Equity Opportunities Series") seeks as its investment objective long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. This Series intends to invest in stock of all types and is not restricted as to any specific industry. Any income derived from investments will be incidental.

     Phoenix Strategic Theme Fund ("Theme Series") seeks as its investment objective long-term appreciation of capital. This Series seeks to identify securities benefiting from long-term trends present in the United States and abroad. The Series intends to invest primarily in common stocks believed by the Adviser to have substantial potential for capital growth. Since many trends may be early in their development and no history of industry growth patterns is available, securities owned may present a high degree of risk.

     Phoenix Small Cap Fund ("Small Cap Series") seeks as its investment objective long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the Adviser believes have long-term investment potential. Companies are selected by the Adviser on the basis of their long-term potential for expanding their revenue, profit and earnings per share base through a variety of methods including the growth of existing products, introduction of new products, improved operating efficiencies, market share gains, penetration of new markets or acquisitions. Current income is not a factor in the selection of securities. The Series is intended to provide an opportunity for investors who are not ordinarily in a position to perform the specialized type of research or analysis involved in investing in small and emerging growth companies.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated August 28, 1997, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.


     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency, and involve investment risk, including possible loss of principal.

--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------




                        CUSTOMER SERVICE: (800) 243-1574
                           MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY) (800) 243-1926

                               TABLE OF CONTENTS




                                                                         Page
                                                                         -----
INTRODUCTION   .........................................................    3
FUND EXPENSES  .........................................................    4
FINANCIAL HIGHLIGHTS    ................................................    6
PERFORMANCE INFORMATION    .............................................    8
INVESTMENT OBJECTIVES AND POLICIES  ....................................    8
  Equity Opportunities Series    .......................................    9
  Small Cap Series   ...................................................    9
  Theme Series    ......................................................   10
INVESTMENT TECHNIQUES AND RELATED RISKS   ..............................   10
INVESTMENT RESTRICTIONS    .............................................   15
MANAGEMENT OF THE FUND  ................................................   15
DISTRIBUTION PLANS   ...................................................   16
HOW TO BUY SHARES    ...................................................   18
INVESTOR ACCOUNT SERVICES  .............................................   22
NET ASSET VALUE   ......................................................   23
HOW TO REDEEM SHARES    ................................................   24
DIVIDENDS, DISTRIBUTIONS AND TAXES  ....................................   25
ADDITIONAL INFORMATION  ................................................   26

                                 INTRODUCTION

     This Prospectus describes the shares offered by and the operations of Phoenix Strategic Equity Series Fund (the "Fund"). The Fund is a diversified, open-end management investment company established as a Massachusetts business trust. Shares of the Fund are divided into four series, three of which are described in this Prospectus. This Prospectus offers shares of the Equity Opportunities Series, Theme Series and Small Cap Series currently offered by the Fund (the "Series"). Each Series has a different investment objective, and is designed to meet different investment needs.


The Investment Advisers

     The investment adviser for the Theme Series and Small Cap Series is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"). National Securities & Research Corporation ("National") (PIC and National are sometimes collectively referred to as the "Adviser") is the investment adviser of the Equity Opportunities Series. Each Adviser is a subsidiary of Phoenix Duff & Phelps Corporation and indirect subsidiaries of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Investment Advisory Agreements and management fees.


Distributor and Distribution Plans

     Phoenix Equity Planning Corporation ("Equity Planning" or Distributor"), serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a fee. Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."

     The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the "1940 Act") for all classes of all Series. Pursuant to the distribution plan adopted for Class A Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.30% of the Fund's average daily Class A Share net assets of a Series for distribution expenditures incurred in connection with the sale and promotion of Class A Shares of a Series and for furnishing shareholder services. Although the Class A Plan provides for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the Rule 12b-1 fee charged to Class A Shares of a Series to 0.25% for the 1998 fiscal year. Pursuant to the distribution plan adopted for Class B Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 1.00% of the Fund's average daily Class B Share net assets of a Series for distribution expenditures incurred in connection with the sale and promotion of Class B Shares of a Series and for furnishing shareholder services.

Purchase of Shares

     The Fund offers two classes of shares of each Series which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of the purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares"). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


     Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares," "How to Obtain Reduced Sales Charges on Class A Shares" and "Net Asset Value."

     Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company, with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."

     Shares of each Class represent an identical interest in the investment portfolio of a Series and have the same rights, except that Class B Shares bear the cost of the higher distribution fees which cause the Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. See "How to Buy Shares."


Minimum Initial and Subsequent Investments
     The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."


Redemption Price
     Class A Shares of a Series may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by Equity Planning, the Fund's transfer agent. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."

Risk Factors
     There can be no assurances that any Series will achieve its investment objectives. As a result of each Series' substantial investment in the stock market, the net asset values of Fund shares will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which each Series invests.

     The Theme Series utilizes an approach to equity investing which attempts to identify and exploit investment opportunities ahead of other investors. Investments based upon this type of strategic theme identification may not positively correlate with movements in the stock market as a whole. Pursuing investments in similar or related industries may also increase overall risk.


     Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and are more volatile than those of larger companies. Accordingly, the Small Cap Series may be subject to greater investment risk than that assumed by mutual funds investing in a broader range of equities. See "Investment Objectives and Policies."
                                 FUND EXPENSES

     The following table illustrates all fees and expenses a shareholder will incur. The expenses and fees set forth in the table are based on the fiscal year ended April 30, 1997.



                                                           Equity Opportunities Series
                                                    ------------------------------------------
                                                     Class A              Class B
                                                     Shares                Shares
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                  4.75%                None
 Maximum Sales Load Imposed on Reinvested
  Dividends                                            None                 None
 Deferred Sales Load (as a percentage of original      None    5% during the first year,
  purchase price or redemption proceeds,                       decreasing 1% annually to 2%
  as applicable)                                               during the fourth and fifth
                                                               years; decreasing to 0% after
                                                               the fifth year
 Redemption Fee                                        None                 None
 Exchange Fee                                          None                 None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
 Management Fees
  Advisory Fees                                        0.70%              0.70%
 12b-1 Fees (after waiver) (a)                         0.25%              1.00%
 Other Expenses                                        0.28%              0.28%
                                                     ------              ------
 Total Fund Operating Expenses                         1.23%              1.98%
                                                     ======              ======



                                                                  Small Cap Series
                                                    --------------------------------------------
                                                     Class A               Class B
                                                     Shares                 Shares
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                  4.75%                 None
 Maximum Sales Load Imposed on Reinvested
  Dividends                                            None                  None
 Deferred Sales Load (as a percentage of original      None    5% during the first year,
  purchase price or redemption proceeds,                       decreasing 1% annually to 2%
  as applicable)                                               during the fourth and fifth
                                                               years; decreasing to 0% after
                                                               the fifth year
 Redemption Fee                                        None                  None
 Exchange Fee                                          None                  None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
 Management Fees
  Advisory Fees                                        0.75%                 0.75%
 12b-1 Fees (after waiver) (a)                         0.25%                 1.00%
 Other Expenses                                        0.37%                 0.37%
                                                     ------                 -----
 Total Fund Operating Expenses                         1.37%                 2.12%
                                                     ======                 =====


-----------

     (a) "Rule 12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). While the Class A Share Distribution Plans continue to provide for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the fee to 0.25% for the 1998 fiscal year. Rule 12b-1 fees would have been .30% absent Distributor's waiver. Rule 12b-1 Fees stated for Class B Shares include a Service Fee. See "Distribution Plans."

                                                      Theme Series
                                           -------------------------------------
                                             Class A           Class B
                                             Shares            Shares
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)         4.75%           None
 Maximum Sales Load Imposed on Reinvested
  Dividends                                   None            None
 Deferred Sales Load (as a percentage of      None    5% during the first year,
 original purchase price or redemption                decreasing 1% annually
  proceeds, as applicable)                            to 2% during the fourth
                                                      and fifth years;
                                                      decreasing to 0%
                                                      after the fifth year
 Redemption Fee                               None            None
 Exchange Fee                                 None            None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
 Management Fees
  Advisory Fees                               0.75%           0.75%
 12b-1 Fees (after waiver) (a)                0.25%           1.00%
 Other Expenses                               0.40%           0.40%
                                            ------            -----
 Total Fund Operating Expenses                1.40%           2.15%
                                             =====            =====



-----------
     (a) "Rule 12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). While the Class A Share Distribution Plans continue to provide for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the fee to 0.25% for the 1998 fiscal year. Rule 12b-1 fees would have been .30% absent Distributor's waiver. Rule 12b-1 Fees stated for Class B Shares include a Service Fee. See "Distribution Plans."





                                                 Cumulative Expenses Paid for the Period
Example*                                         1 year    3 years    5 years    10 years
-----------------------------------------------  -------   -------    -------    -------
An investor would pay the following expenses
 on a hypothetical $1,000 investment assuming
 (1) a 5% annual return and (2) redemption at
 the end of each time period.
   Equity Opportunities Series (Class A Shares)    $59       $85        $112       $189
   Equity Opportunities Series (Class B Shares)    $60       $82        $107       $211
   Small Cap Series (Class A Shares)               $61       $89        $119       $204
   Small Cap Series (Class B Shares)               $62       $86        $114       $226
   Theme Series (Class A Shares)                   $61       $90        $120       $207
   Theme Series (Class B Shares)                   $62       $87        $115       $229
An investor would pay the following expenses
 on the same $1,000 investment assuming
 no redemption at the end of each period:
  Equity Opportunities Series (Class A Shares)     $59       $85        $112       $189
  Equity Opportunities Series (Class B Shares)     $20       $62        $107       $211
  Small Cap Series (Class A Shares)                $61       $89        $119       $204
  Small Cap Series (Class B Shares)                $22       $66        $114       $226
  Theme Series (Class A Shares)                    $61       $90        $120       $207
  Theme Series (Class B Shares)                    $22       $67        $115       $229



*The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Class B Share figures assume conversion to Class A Shares after eight years. See "Management of the Fund," "Distribution Plans" and "How to Buy Shares."

                             FINANCIAL HIGHLIGHTS


     The following table sets forth certain financial information for each Series by class of shares for the Fund. The financial information has been audited by Price Waterhouse LLP, independent accountants. Their opinion and the Fund's Financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the report of Independent Accountants and additional information relating to Fund performance) are available at no charge upon request by calling (800) 243-4361.


                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)
--------------------------------------------------------------------------------

                       Phoenix Equity Opportunities Fund



                                                                                       Class A
                                                -----------------------------------------------------------------------------
                                                                              Year Ended April 30,
                                                   1997        1996          1995       1994       1993      1992       1991
                                                   ----        ----          ----       ----       ----      ----       ----
Net asset value, beginning of period    ......    $8.81         $7.40        $7.31      $9.64      $8.59      $8.36      $7.61
Income from investment operations
 Net investment income (loss)  ...............    (0.03)(4)     (0.04)(4)     0.04       0.05       0.06       0.11       0.17
 Net realized and unrealized gain (loss)   ...    (0.90)         2.34         0.58       0.57       1.34       0.71       0.74
                                                  -----         -----         -----     ------      -----      -----      -----
  Total from investment operations   .........    (0.93)         2.30         0.62       0.62       1.40       0.82       0.91
                                                  -----         -----         -----     ------      -----      -----      -----
Less distributions
 Dividends from net investment income   ......       --            --        (0.05)     (0.05)     (0.06)     (0.12)     (0.16)
 Distributions from net realized gains  ......    (0.94)        (0.89)       (0.48)     (2.90)     (0.29)     (0.47)        --
 In excess of accumulated net realized gains      (0.05)           --           --         --         --         --         --
                                                  -----         -----         -----     ------      -----      -----      -----
  Total distributions    .....................    (0.99)        (0.89)       (0.53)     (2.95)     (0.35)     (0.59)     (0.16)
                                                  -----         -----         -----     ------      -----      -----      -----
Change in net asset value   ..................    (1.92)         1.41         0.09      (2.33)      1.05       0.23       0.75
                                                  -----         -----         -----     ------      -----      -----      -----
Net asset value, end of period    ............    $6.89         $8.81        $7.40      $7.31    $  9.64      $8.59      $8.36
                                                  =====         =====        ======     ======      =====      =====      =====
Total return(1)    ...........................   (12.19)%       32.86%        9.16%      4.99%     16.50%     10.30%     12.16%
Ratios/supplemental data:
Net assets, end of period (thousands)   ...... $163,396      $213,600      $179,666   $186,037   $215,570   $204,792   $213,147
Ratio to average net assets of:
 Expenses    .................................     1.23%         1.25%        1.32%      1.26%      1.35%      1.36%      1.41%
 Net investment income (loss)  ...............    (0.39)%       (0.53)%       0.60%      0.57%      0.67%      1.29%      2.19%
Portfolio turnover    ........................      412%          302%         358%       167%       31%        73%        95%
Average commission rate paid(5)   ............  $0.0543       $0.0600         N/A        N/A        N/A        N/A        N/A






                                                                                                         Class B
                                                                                            -----------------------------------
                                                               Class A                                                  From
                                               ---------------------------------------                                Inception
                                                            Year Ended April 30,             Year Ended April 30,     7/19/94 to
                                                   1990           1989         1988            1997        1996       4/30/95
                                               ------------    ----------   ----------      ----------  ---------    -----------
Net asset value, beginning of period    ......     $8.31          $7.52         $9.72          $8.73        $7.39        $7.28
Income from investment operations
 Net investment income (loss)  ...............      0.25           0.29          0.27          (0.09)(4)    (0.10)(4)     0.00
 Net realized and unrealized gain (loss)   ...      0.38           1.17         (0.24)         (0.88)        2.33         0.59
                                                   -----          -----         ------         -----        -----        -----
  Total from investment operations   .........      0.63           1.46          0.03          (0.97)        2.23         0.59
                                                   -----          -----         ------         -----        -----        -----
Less distributions
 Dividends from net investment income   ......     (0.27)         (0.30)        (0.29)            --           --           --
 Distributions from net realized gains  ......     (1.06)         (0.37)        (1.94)         (0.94)       (0.89)       (0.48)
 In excess of accumulated net realized gains          --             --            --          (0.05)          --           --
                                                   -----          -----         ------         -----        -----        -----
  Total distributions    .....................     (1.33)         (0.67)        (2.23)         (0.99)       (0.89)       (0.48)
                                                   -----          -----         ------         -----        -----        -----
Change in net asset value   ..................     (0.70)          0.79         (2.20)         (1.96)        1.34         0.11
                                                   -----          -----         ------         -----        -----        -----
Net asset value, end of period    ............     $7.61          $8.31         $7.52          $6.77        $8.73        $7.39
                                                   =====          =====         ======         =====        =====        =====
Total return(1)    ...........................      7.08%         20.52%        (1.72)%       (12.79)%      31.92%        8.69%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)   ......  $210,667       $230,066      $218,749         $1,666       $1,348         $525
Ratio to average net assets of:
 Expenses    .................................      1.09%          0.89%         0.74%          1.98%        2.06%        2.15%(2)
 Net investment income (loss)  ...............      2.88%          3.75%         3.35%         (1.15)%      (1.18)%      (0.06)%(2
Portfolio turnover    ........................        49%            59%           91%           412%         302%         358%
Average commission rate paid(5)   ............     N/A           N/A            N/A          $0.0543      $0.0600         N/A


-----------

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using the average number of shares outstanding during the period
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)
--------------------------------------------------------------------------------


                             Phoenix Small Cap Fund




                                                                Class A                            Class B
                                                      -----------------------------   ---------------------------
                                                                     From Inception                From Inception
                                                       Year Ended     10/16/95 to     Year Ended    10/16/95 to
                                                        4/30/97         4/30/96        4/30/97        4/30/96
                                                      ----------     -----------      ----------   --------------
Net asset value, beginning of period  ...............   $16.74       $10.00            $16.68       $10.00
Income from investment operations
 Net investment income (loss)   .....................    (0.05)(5)    (0.04)(1)(5)      (0.17)(5)    (0.09)(1)(5)
 Net realized and unrealized gain (loss)    .........    (2.53)        6.79             (2.50)        6.77
                                                        ------         ----             -----        -----
  Total from investment operations    ...............    (2.58)        6.75             (2.67)        6.68
                                                        ------         ----             -----        -----
Less distributions
 Dividends from net investment income    ............       --           --                --           --
 Dividends from net realized gains    ...............    (0.02)          --             (0.02)          --
 In excess of net investment income   ...............       --        (0.01)               --           --
 In excess of accumulated net realized gains   ......    (0.01)          --             (0.01)          --
                                                        ------         ----             -----        -----
  Total distributions  ..............................    (0.03)       (0.01)            (0.03)          --
                                                        ------         ----             -----        -----
Change in net asset value    ........................    (2.61)        6.74             (2.70)        6.68
                                                        ------         ----             -----        -----
Net asset value, end of period  .....................   $14.13       $16.74            $13.98       $16.68
                                                        ======         ====             =====       =====
Total return(2)  ....................................   (15.43)%      67.48%(4)        (16.03)%      66.80%(4)
Ratios/supplemental data:
Net assets, end of period (thousands) ............... $155,089      $98,372           $97,647      $45,168
Ratio to average net assets of:
 Expenses  ..........................................     1.37%        1.50% (3)         2.12%        2.26%(3)
 Net investment income (loss)   .....................    (0.28)%      (0.53)%(3)        (1.03)%      (1.44)%(3)
Portfolio turnover  .................................      325%         103%(4)           325%         103%(4)
Average commission rate paid(6)    .................. $ 0.0540      $0.0657           $0.0540      $0.0657



-----------
(1) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.02, respectively.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                          Phoenix Strategic Theme Fund



                                                               Class A                      Class B
                                                      --------------------------   -------------------------
                                                                  From Inception               From Inception
                                                      Year Ended   10/16/95 to     Year ended   10/16/95 to
                                                        4/30/97      4/30/96        4/30/97       4/30/96
                                                      ----------  --------------   ----------  --------------
Net asset value, beginning of period  ...............  $12.37     $10.00            $12.33       $10.00
Income from investment operations(7)
 Net investment income (loss)   .....................    0.06(5)   (0.00)(1)(5)      (0.03)(5)    (0.06)(1)(5)
 Net realized and unrealized gain (loss)    .........   (0.38)      2.39             (0.38)        2.40
                                                       ------      -----            ------        -----
  Total from investment operations    ...............   (0.32)      2.39             (0.41)        2.34
                                                       ------      -----            ------        -----
Less distributions
 Dividends from net investment income    ............   (0.01)        --                --           --
 In excess of accumulated net realized gains   ......   (0.01)        --             (0.01)          --
 Tax return of capital    ...........................      --      (0.02)               --        (0.01)
                                                       ------      -----            ------        -----
  Total distributions  ..............................   (0.02)     (0.02)            (0.01)       (0.01)
                                                       ------      -----            ------        -----
Change in net asset value    ........................   (0.34)      2.37             (0.42)        2.33
                                                       ------      -----            ------        -----
Net asset value, end of period  ..................... $ 12.03     $12.37            $11.91       $12.33
                                                       ======      =====            ======        =====
Total return(2)  ....................................   (2.57)%     23.89%(4)        (3.31)%      23.41%(4)
Ratios/supplemental data:
Net assets, end of period (thousands) ............... $77,827     $33,393          $49,843      $11,920
Ratio to average net assets of:
 Expenses  ..........................................    1.40%       1.40%(3)         2.15%        2.16%(3)
 Net investment income (loss)   .....................    0.49%      (0.09)%(3)       (0.23)%      (1.06)%(3)
Portfolio turnover  .................................     532%        175%(4)          532%         175%(4)
Average commission rate paid(6)    .................. $0.0590     $0.0663          $0.0590      $0.0663


-----------

(1) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.04, respectively.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                            PERFORMANCE INFORMATION


     The Fund may, from time to time, include its yield and total return in advertisements, sales literature or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for each Class of Shares of a Series in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.

     The yield of a Series will be computed by dividing the Series' net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve-month period to derive the Series' yield.



     Standardized quotations of average annual total return for each Class of Shares of a Series will be expressed in terms of the average annual compound rate of return of a hypothetical investment in such Class of Shares of a Series over a period of 1, 5 and 10 years (or up to the life of the Series). Standardized total return quotations reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on each Class of Shares are reinvested when paid. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time publish materials citing historical volatility for shares of any Series.

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 MidCap Index (the "S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.



     Advertisements, sale literature and other communications may contain information about any Series or Adviser's current investment strategies and management style. Current strategies and style may change to allow any Series to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


     Performance information for a Series reflects only the performance of a hypothetical investment in Class A or Class B Shares of that Series during the particular time period in which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of its portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for each Series, see the Statement of Additional Information.


     The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of each Series and a comparison of that performance to a securities market index.


                             INVESTMENT OBJECTIVES
                                  AND POLICIES

     Each Series has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the three Series can be expected to affect the investment return of each Series and the degree of market and financial risk to which each Series is subject. The investment objective of each Series is deemed to be a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Series. Except as noted below, a Series' investment policies are not deemed to be fundamental and, therefore, may be changed without shareholder approval. Since certain risks are inherent in the ownership of any security, there can be no assurance that a Series will achieve its investment objective.

                          Equity Opportunities Series
     The investment objective of the Equity Opportunities Series is long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. Any income derived from investments will be incidental. The Series' investment objective is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Series.

     At least 65% of the Series' total assets are, under normal circumstances, invested in stocks. The Series may invest in stocks of all types and, subject to investment restrictions, is not restricted as to any particular industry in its investments. It is generally not the policy of the Series to purchase securities for trading purposes, although there may be a limited number of short-term transactions. The Series will not invest in cash or cash equivalents in an amount equal to or exceeding 10% of total net assets, unless the Adviser deems it necessary to exceed this limit for temporary defensive purposes in response to adverse economic or market conditions. During adverse economic or market conditions, any part of the Series' assets may be held in cash or money market instruments including U.S. Government obligations maturing within one year from the date of purchase when the Adviser deems a temporary defensive position to be prudent. However, when the Series' assets are in cash or cash equivalents, it is not investing in securities selected to meet the Series' investment objective.

Risk Considerations
     Investments in common stocks for capital appreciation are subject to the risks of changing economic and market conditions which may affect the profitability and financial conditions of the companies in whose securities the Series is invested and the Adviser's ability to anticipate those changes.

     Since investments normally will consist primarily of securities considered to have appreciation potential, the assets of the Series may be considered to be subject to greater risks than would be involved if the Series invested in securities which do not have such potential.

     Additional discussion regarding risks involved in investing in the Series are described in the "Investment Techniques and Related Risks" section below.


                                Small Cap Series
The investment objective of the Small Cap Series is long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. Any income derived from investments will be incidental. Under normal circumstances, at least 65% of the Series' total assets will be invested in stocks of companies with a total market capitalization of $1 billion or less at the time of acquisition. Up to 25% of the Series' total assets may be invested in small capitalization foreign issuers.

     Companies are selected on the basis of the Adviser's assessment of their long-term potential to grow rapidly through a variety of factors including the expansion of existing product lines, introduction of new products, geographic expansion, market share gains, improved operating efficiency, unexploited themes, or acquisitions. The Adviser seeks those small and emerging companies which can show significant and sustained increases in earnings over an extended period of time. Based on the Adviser's strict sell discipline, however, stocks of companies which fail to meet the Adviser's expectations will be sold. A strong financial structure and strong fundamental prospects will be sought, but given the limited operating history of smaller companies, in certain situations some of the above factors will not be available or remain to be proven. Full development of these companies frequently takes time and, for this reason, the Series should be considered as a long-term investment and not as a vehicle for seeking short-term profits.


     The Series may invest in stocks of all types and, subject to investment restrictions limiting concentration, is not restricted as to industry in its investments. During adverse economic or market conditions, any part of the Series' assets may be held in cash or money market instruments including U.S. Government obligations maturing within one year from the date of purchase when the Adviser deems a temporary defensive position to be prudent. However, when the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.


Risk Considerations

     Smaller capitalization companies are often companies with limited operating history as a public company or companies within industries which have recently emerged due to cultural, economic, regulatory or technological developments. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies are highly volatile. Smaller companies may at times find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume creating points in time when the securities are illiquid.


     Other factors influencing the performance and volatility of small capitalization stocks include industry developments within major markets, major economic trends and developments and general market movements in both the equity and fixed income markets.


     Investment in equity securities of foreign small capitalization companies may involve special risks, particularly from political and economic developments abroad and differences between foreign and U.S. regulatory systems. Foreign small capitalization companies may be less liquid and their prices more volatile than comparable domestic securities issuers.


     Additional discussion regarding risks involved in investing in the Series are described in the "Investment Techniques and Related Risks" section below.

                                  Theme Series

     The Theme Series seeks as its investment objective long term appreciation of capital through investing in securities of companies that the Adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. Examples of thematic investing would include having invested in oil and gas exploration companies during the energy shortage years of the late 1970's, having invested in companies which benefited from lower inflation trends during the early 1980's, or having invested in companies acquiring cellular franchises in the late 1980's, and technology companies during the 1990's.


     The Adviser will not concentrate its investments in specific industries in amounts greater than 25% of the assets of the Series in any particular "industry(ies)" or group(s) of "industries" without shareholder approval. In determining when and whether to invest in particular industries, the Adviser will establish strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes. Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The Adviser may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The Adviser may pursue one or more investment themes at any time.


     The Adviser will seek to identify companies which, in addition to being considered well positioned to benefit from investment themes identified, are also believed to possess attributes such as, but not limited to, good financial resources, satisfactory return on capital, enhanced industry position and superior management skills.


     The Theme Series may also invest in preferred stocks, investment grade bonds (Moody's Investors Service, Inc. rating Baa or higher or Standard & Poor's Ratings Group rating BBB or higher), convertible preferred stocks and convertible debentures if in the judgment of the Adviser the investment would further its investment objective. The Series may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes. The Series may also invest up to 35% of its assets in the securities of foreign issuers. See "Investment Techniques and Related Risks." Each security held will be monitored to determine whether it is contributing to the basic objective of long-term appreciation of capital.


     For temporary defensive purposes (as when market conditions for growth stocks are adverse), investments may be made in fixed income securities with or without warrants or conversion features. In addition, for such temporary defensive purposes, the Series may pursue a policy of retaining cash or investing part or all of its assets in cash equivalents. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.
Risk Considerations

     To the extent that the Series invests in a single investment theme, it may be more susceptible to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes. In addition, the Series' investments in common stocks of companies with limited operating history may result in higher volatility in returns. Further, the successful effectuation of the thematic investment strategy used by the Adviser is dependent upon the Adviser's ability to anticipate emerging market trends, exploit such investment opportunities and to thereafter divest of such securities upon saturation. No assurances can be given that the investment strategies utilized will positively correlate with any or all such marketplace trends or that other, possibly more profitable investment trends will not be missed.


     Additional discussion regarding risks involved in investing in the Series are described in the "Investment Techniques and Related Risks" section below.



                             INVESTMENT TECHNIQUES
                               AND RELATED RISKS

Investing in Convertible Securities
     Each Series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each of these Series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


Writing Covered Options

     Each Series may, from time to time, write covered call option contracts as a means of increasing the yield on the Series' portfolio and also as a means or providing limited protection against decreases in the market value of the Series' portfolio. Options are technically forms of "derivatives" in that their value is dependent upon fluctuations in the value of other securities. Such contracts will be written on securities in which the Series has authority to invest and on securities indices listed on an organized national securities exchange. The aggregate value of the securities underlying such call options will be limited to not more than 25% of the net assets of the Series.

     A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A call option is "covered" if, throughout the life of the option, (1) the Series owns the optioned securities, (2) the Series maintains in a segregated account with its Custodian, cash or cash equivalents or U.S. Government securities with a value sufficient to meet its obligations under the call, or (3) if the Series owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Series will write only call option contracts when it is believed that the total return to the Series can be increased through such premiums consistent with the Series' investment objective.

     The Series may also write covered call options on securities indices. Through the writing of call index options the Series can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of such index call options would be subject to the present limitation of covered call option writing of not more than 25% of the net assets of the Series. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

     The Series may purchase options to close out a position (i.e., enter into a "closing purchase transaction" (the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security)). When a security is sold from the Series' portfolio, the Series will effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Series may wish to purchase a call option to hedge its portfolio against an anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices. No more than 5% of the assets of the Series may be invested in the purchase of put and call options, including index options.


Purchasing Call and Put Options, Warrants and Stock Rights

     Each Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies or if in the opinion of the Adviser, a hedging transaction is consistent with such Series' investment objectives. These Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that these Series may lose the premium it paid plus transaction costs.

     Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. A Series using this investment technique may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

     Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser and verified in appropriate cases.

     A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, these Series may be able to realize the value of an OTC option it has purchased only by exercising its OTC option or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which such Series originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Financial Futures and Related Options
     Each Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of the Series' portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.

     Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. See "Foreign Currency Transactions." A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     A Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts and may enter into financial futures contracts on foreign currencies.

     A Series will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, a Series will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to such Series' existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of such Series' total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus such Series' initial margin deposit with respect thereto, will be deposited in a pledged account with the Fund's custodian bank to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which a Series may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.



     Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectation as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist, and the loss from investing in futures contracts is potentially unlimited because such Series may be unable to close its position. The risk in purchasing an option on a financial futures contract is potentially unlimited. Also, there may be circumstances when the purchase of an option on a financial futures contract could result in a loss while the purchase or sale of the contract would not have resulted in a loss.


Repurchase Agreements

     Each Series may invest in repurchase agreements, either for temporary defensive purposes necessitated by adverse market conditions or to generate income from its excess cash balances, provided that no more than 10% of the total assets may be invested in the aggregate in repurchase agreements having maturities of more than seven days. A repurchase agreement is an agreement under which a Series acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, a broker or a dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by such Series and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by such Series will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for such Series' account by the Funds' custodian bank until repurchased.


     The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Adviser to be creditworthy.


Lending Portfolio Securities

     In order to increase the return on its investment, each Series may each lend its portfolio securities to broker-dealers and other financial institutions in amounts up to 33% of the market or other fair value of its net assets. Loans of portfolio securities will always be fully collateralized and will be made only to borrowers considered by the Adviser to be credit-worthy. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially. See the Statement of Additional Information.

Foreign Currency Transactions

     The value of the assets of a Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and may incur costs in connection with conversions between various currencies. A Series may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a pledged account with the Series' custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


     When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, it is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Utilizing this investment technique may also hedge the foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

     When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.



     If the Series utilizing this investment technique retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Series using this investment technique will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


Investing in Foreign Securities

     Each Series may invest up to 25% of its total assets (provided however, the Theme Series may invest up to 35% of its total assets) in the securities of foreign issuers. Each Series may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. Each Series may also invest in domestic securities denominated in foreign currencies.



     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution.

Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.



     Many of the foreign securities held by each Series will not be registered with the Securities and Exchange Commission ("SEC") and the issuers thereof will not be subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


     In investing in securities denominated in foreign currencies, the Series will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Series' assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Series will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.


     Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Series and which may not be recoverable by the Series or its investors.


     The Series will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Series may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Series' portfolio may be affected by such trading on days when a shareholder has no access to the Series.


     Investment income received by the Series from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Series should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Series may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.


Leverage
     The Theme Series and Small Cap Series may from time to time increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Fund will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Fund to borrow up to 331/3% of the net assets of such Series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

     Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

     Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.

     Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of such Series' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to such Series, the net asset value of the Series will decrease faster than would otherwise be the case.


Private Placements and Rule 144A Securities
     Each Series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by these Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 ( the "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, these Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees of these Series determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of these Series may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by these Series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series may invest up to 15% of its net assets in illiquid securities.


                            INVESTMENT RESTRICTIONS

     The investment restrictions to which each Series is subject, together with the investment objectives of the Series, are fundamental policies of the Fund which may not be changed as to any Series without the approval of such Series' shareholders. Among the more significant restrictions, each Series may not (i) invest more than 5% of its total assets in securities issued or guaranteed by any one issuer (except for U.S. Government obligations; any foreign government, its agencies and instrumentalities) or (ii) purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer.

     A detailed description of each Series' investment restrictions is contained in the Statement of Additional Information.



                            MANAGEMENT OF THE FUND

The Fund is a mutual fund technically known as an open-end management investment company. The Trustees of the Trust are responsible for the overall supervision of the Fund and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.



The Advisers

     The investment adviser to the Theme Series and Small Cap Series is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Duff & Phelps Corporation. Prior to November 1, 1995 PIC and Equity Planning were indirect, wholly-owned subsidiaries of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a majority shareholder of Phoenix Duff & Phelps Corporation. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. In addition to the Theme and Small Cap Series, PIC also serves as investment adviser to Phoenix Series Fund, Phoenix Multi-Portfolio Fund (other than the Real Estate Securities Portfolio), Phoenix Duff & Phelps Institutional Mutual Funds (other than Enhanced Reserves Portfolio and Real Estate Equity Securities Portfolio), Phoenix Strategic Allocation Fund, Inc. and The Phoenix Edge Series Fund (other than the Real Estate Securities Series and Aberdeen New Asia Series) and as sub-adviser to investment portfolios of Chubb America Fund, Inc. and SunAmerica Series Trust. PIC was originally organized in 1932 as John Chase, Inc. As of April 30, 1997, PIC had approximately $17.96 billion in assets under management.


     For managing or directing the management of the investments of the Theme and Small Cap Series, PIC is entitled to a fee, payable monthly, at the following annual rates based upon the aggregate net asset values of the following Series:


               1st         $1-2        $2+
Series        Billion     Billion     Billion
-----------   ---------   ---------   --------
Theme         0.75%       0.70%       0.65%
Small Cap     0.75%       0.70%       0.65%


     The total advisory fee of 0.75% of the aggregate net assets of the Theme and Small Cap Series is greater than that for most mutual funds; however, the Board of Trustees of the Fund believe that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Theme and Small Cap Series. The ratio of the management fees to average net assets for the fiscal period ended April 30, 1997 for the Theme Series and Small Cap Series was 0.75%.

     The investment adviser to the Equity Opportunities Series is National Securities & Research Corporation ("National"), which is also located at 56 Prospect Street, Hartford, CT 06115-0480. National is a direct subsidiary of Phoenix Duff & Phelps Corporation. National also acts as the investment adviser or manager for Phoenix Multi-Sector Short Term Bond Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Multi-Sector Fixed Income Fund, Inc. and the Phoenix Worldwide Opportunities Fund. National has acted as an investment adviser for over sixty years. As of April 30, 1997, National had approximately $1.6 billion in assets under management.

     As compensation for its services, National receives a fee, which is accrued daily against the value of the Equity Opportunities Series' net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.70% of the Series' average daily net assets of up to $1 billion, 0.65% of the Series' average daily net assets from $1 billion to $2 billion and 0.60% of the Series' average daily net assets in excess of $2 billion. The ratio of the management fees to average net assets for the fiscal year ended April 30, 1997 for the Equity Opportunities Series was 0.70%.


The Portfolio Managers

Equity Opportunities Series

     Mr. Michael K. Arends serves as Portfolio Manager of the Equity Opportunities Series and as such is primarily responsible for the day to day management of the Series' investments. Mr. Arends has served in this capacity since September 1994. Mr. Arends is a Managing Director, Equities, of PIC and National and is also a Vice President of the Fund and Phoenix Series Fund. During 1989 to 1994, Mr. Arends served as Co-Portfolio Manager for various Kemper Funds, the Kemper Investment Portfolio-Growth Fund, Kemper Growth Fund and Kemper Retirement Fund Series.


Theme Series and Small Cap Series

     Mr. William J. Newman serves as Portfolio Manager of the Theme Series and Small Cap Series and as such is primarily responsible for the day to day management of each Series. Mr. Newman joined Phoenix Home Life in April 1995 as Chief Investment Strategist and Managing Director for Phoenix Investments. Mr. Newman is also Executive Vice President and Chief Investment Strategist of PIC and of National. He is a Senior Vice President of The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund, Phoenix Income and Growth Fund, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Worldwide Opportunities Fund, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds. Mr. Newman was Chief Investment Strategist for Kidder Peabody in New York from May 1993 to December 1994. He was Managing Director at Bankers Trust from March 1991 to May 1993.


The Financial Agent

     Equity Planning also acts as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. As compensation, Equity Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of each Series, at the following incremental annual rates:




First $100 million                       .05%
$100 million to $300 million             .04%
$300 million through $500 million        .03%
Greater than $500 million               .015%



     (b) a minimum fee of $50,000 for each Series; and (c) an annual fee of $12,000 for each class of shares beyond one. For its services during the Fund's fiscal year ended April 30, 1997, Equity Planning received $211,223 or .04% of average net assets.


The Custodian and Transfer Agent
     The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian").
     Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $14.95 plus out of pocket expenses for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions for which such agents are paid a fee by Equity Planning.



Brokerage Commissions
     Although the Conduct Rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.


                               DISTRIBUTION PLANS

     The offices of Equity Planning, the national distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Fund and a director and officer of Equity Planning. David R. Pepin, a Director and officer of Equity Planning, is an officer of the Fund. Michael E. Haylon, a director of Equity Planning, is an officer of the fund. G. Jeffrey Bohne, Nancy
G. Curtiss, William E. Keen, III, William R. Moyer, Leonard J. Saltiel and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.

     Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Series of the Fund.


     The sale of Fund shares through a securities broker affiliated with a particular bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.


     The Trustees have adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each Series of the Fund (the "Class A Plan," the "Class B Plan" and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Fund shares and the furnishing of shareholder services. A 12b-1 fee paid by one Series may be used to finance distribution of the shares of another series. Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.30% annually for the average daily net assets of the Fund's Class A Shares. However, the Distributor has voluntarily agreed to limit the maximum amount of reimbursement under the Class A Plan for fiscal year 1998 to 0.25% annually of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 1.00% annually of the average daily net assets of the Fund's Class B Shares.


     Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and finance charges related to the payment of commissions for sales of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund, provided, however that a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/ dealer firms, as compensation for providing personal services to shareholders and/or maintaining shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.



     Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payment or reimbursement occurs prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the service or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods.



     For the fiscal year ended April 30, 1997, the Fund paid the Distributor $1,084,114 under the Class A Plan and $1,325,489 under the Class B Plan. The fees were used to compensate broker-dealers for servicing shareholder's accounts, including $87,100 paid to W.S. Griffith & Co., Inc., an affiliate, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Trustees"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the affected Series of the Fund and that other material amendments must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the applicable class of outstanding shares of the Fund.



     The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit each Series and all classes of shareholders. The Class A Plan was approved by Class A shareholders of the Equity Opportunities Series at a special meeting of shareholders held on April 30, 1993. The

Class B Plan was adopted by the Trustees (including a majority of independent Trustees) on May 25, 1994.

     The National Association of Securities Dealers ("NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.


                               HOW TO BUY SHARES

     The minimum initial purchase is $500, and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see Statement of Additional Information). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     Each class of shares of a Series represents an interest in the same portfolio of investments of the Series, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Series has undistributed net income.

     Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Share certificates representing any number of full shares will be issued only on request, and subject to certain conditions. A fee may be incurred by the shareholder for a lost or stolen share certificate. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A and Class B Shares.

     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Shares of the Fund or shares of any other Phoenix Fund (except Phoenix Multi-Sector Short Term Bond Fund Class A Shares held less than 6 months and Phoenix Money Market Fund Series Class A Shares), may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Phoenix Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased is not taken and continues to apply.


Alternative Sales Arrangements
     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges. The Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a maximum total value of $1,000,000.

     Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 participant employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.

     Class A Shares are subject to a lower distribution service fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares
     The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

     The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.

     Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.



                      Sales Charge    Sales Charge   Dealer Discount
     Amount of       as Percentage   as Percentage    or Agency Fee
    Transaction       of Offering      of Amount     as Percentage of
 at Offering Price       Price          Invested     Offering Price*
-------------------- --------------- --------------- -----------------
Less than $50,000          4.75%           4.99%            4.25%
$50,000 but under
  $100,000                 4.50%           4.71%            4.00%
$100,000 but under
  $250,000                 3.50%           3.63%            3.00%
$250,000 but under
  $500,000                 3.00%           3.09%            2.75%
$500,000 but under
  $1,000,000               2.00%           2.04%            1.75%
$1,000,000 or more        None            None            None**

---------
*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with sales of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.

**In connection with Class A Share purchases (or subsequent purchases in any amount) by accounts held in the name of qualified employee benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.



In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker-dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:


    Purchase Amount          Payment to Broker/Dealer
--------------------------   -------------------------
$1,000,000 to $3,000,000            1%
$3,000,001 to $6,000,000           0.50 of 1%
$6,000,001 or more                 0.25 of 1%

     If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment.


How to Obtain Reduced Sales Charges On Class A Shares
     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

     Qualified Purchasers. No sales charge will be imposed on sales of shares to: (1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or employees of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; or (16) any accounts established by financial institutions, broker-dealers or registered investment advisers for which an account management fee or transaction fee is charged and, provided such entity has entered into an agreement with the Distributor for such program; provided that sales made to persons listed in (1) through (15) above are made upon the written assurance that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.


     In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

     Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares), if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

     An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment (valued at the purchase price thereof) is held in escrow in the form of shares registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

     Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Phoenix Funds owned) in excess of the threshold amounts described in the Section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.

     Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Purchase Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are being sold without an initial sales charge, but are subject to a sales charge if redeemed within five years of purchase.

     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.

     Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.

     The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.



                        Contingent Deferred
                         Sales Charge as
                         a Percentage of
                          Dollar Amount
Year Since Purchase     Subject to Charge
---------------------   ---------------------
        First                   5%
        Second                  4%
        Third                   3%
        Fourth                  2%
        Fifth                   2%
        Sixth                   0%

     In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are being redeemed first. Class B Shares held for over 5 years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the 5 year period are redeemed next unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

     To provide an example, assume in 1990, an investor purchased 100 Class B Shares. In 1993, the investor purchased another 100 Class B Shares at $12 per share. In 1995, the investor purchased 100 Class A Shares. Assume that in 1996, the investor owns 225 Class B Shares (15 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1990 and 10 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1993) as well as 100 Class A Shares. If the investor wished to then redeem 300 shares and had not specified a preference in redeeming shares; first, 100 Class A Shares would be redeemed without charge. Second, 115 Class B Shares purchased in 1990 (including 15 shares issued as a result of dividend reinvestment and distributions) would be redeemed next without charge. Finally, 85 Class B Shares purchased in 1993 would be redeemed resulting in a deferred sales charge of $27 [75 shares (85 shares minus 10 shares resulting from dividend reinvestment) \x $12 (lesser of original price or current market value) \x 3% (applicable rate in the third year after purchase)].

     The contingent deferred sales charge is waived on redemptions of shares
(a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 701/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B Shares of the Fund and Class B Shares of other Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

     Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution-related expenses from the burden of such distribution related expenses.


     For purposes of conversion, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.

     The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances, it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.


                           INVESTOR ACCOUNT SERVICES

     The Fund mails periodic statements and reports to shareholders. In order to reduce the volume and cost of mailings, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports toll free at (800) 243-4361.

     In most cases, changes to any shareholder account may be accomplished by calling Shareholder Services at (800) 243-1574. More information relating to the shareholder account services can be found in the Fund's Statement of Additional Information ("SAI").

     Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic Section of the New Account Application, you may authorize the bank named in the form to draw $25 or more from your personal checking or savings account to be used to purchase additional shares for your account. The amount you designate will be made available, in form payable to the order of the Transfer Agent, by the bank on the date the bank draws on your account and will be used to purchase shares at the applicable offering price.

     Distribution Option. Each Series currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Series at net asset value or, at your option, in cash. By exercising the distribution option, you may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If you elect to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased in your account at the then current net asset value. Dividends and capital gain distributions received in shares are taxable to you and credited to your account in full and fractional shares computed at the closing net asset value on the next business day after the record date. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

     Tax Sheltered Retirement Plans. Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, SIMPLE 401(k), Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4631 for further information about the plans.

Exchange Privileges
     You may exchange shares of one Phoenix Fund for shares of another Phoenix Fund without paying any fees or sales charges. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. Shares held in book-entry form may be exchanged for shares of the same class of other Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Phoenix Fund after the exchange is made; and (5) if you have elected not to use the telephone exchange privilege (see below), a properly executed exchange request must be received by the Distributor. Exchanges may be made over the telephone or in writing and may be made at one time or systematically over a period of time. Note, each Phoenix Fund has different investment objectives and policies. You should read the prospectus of the Phoenix Fund into which the exchange is to be made before making any exchanges. This privilege may be modified or terminated at any time on 60 days' notice.

     Market Timer Restrictions. Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.

     Telephone Exchanges. If permitted in your state and unless you waive this privilege in writing, you or your broker may sell or exchange your shares over the phone by calling the Distributor at (800) 243-1574. Reasonable procedures will be used to confirm that telephone instructions are genuine. In addition to requiring that the exchange is only made between accounts with identical registrations, the Distributor may require address or other forms of identification and will record telephone instructions. All exchanges will be confirmed in writing to you. If procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or Distributor may be liable for following telephone instructions that prove to be fraudulent. Broker/dealers other than the Distributor assume the risk of any loss resulting from any unauthorized telephone exchange instructions from their firm or their registered representatives. You assume the risk if the Distributor acts upon unauthorized instructions it reasonably believes to be genuine. During times of severe economic or market changes, this privilege may be difficult to exercise or may be temporarily suspended. In such event, an exchange may be effected by written request by the registered shareowner(s).


                                NET ASSET VALUE

     The net asset value per share of each Series is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities, and dividing by the total number of outstanding shares of the Series. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Series, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     The Series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.


                             HOW TO REDEEM SHARES

     You have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption order, and any other required documentation in proper form, by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares," above). Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The Fund does not charge any redemption fees. Payment for shares redeemed is made within seven days, provided that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

     The requirements to redeem shares are outlined in the table below. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Funds at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.


How can I sell my Shares?


  By Phone       [bullet]   Sales up to $50,000
[Phone symbol]   [bullet]   Not available on most retirement accounts
(800) 243-1574   [bullet]   Requests received after 4PM will be
                            executed on the following business day
  In Writing     [bullet]   Letter of instruction from the registered
[Correspondence             owner including the fund and account
   symbol]                  number and the number of shares or dollar
                            amount you wish to sell
                 [bullet]   No signature guarantee is required if your
                            shares are registered individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
                            Act, the proceeds of the redemption do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record



     Shares previously issued in certificate form cannot be redeemed until the certificated shares have been deposited to your account.


Telephone Redemptions

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be temporarily suspended. In such event, a redemption may be effected by written request by following the procedure outlined above.

Written Redemptions

     If you elect not to use the telephone redemption or telephone exchange privileges, you must submit your request in writing. If the shares are being exchanged between accounts that are not identically registered, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


Account Reinstatement Privilege

     You have a one time privilege of using redemption proceeds from Class A and B Shares to purchase Class A Shares of any Phoenix Fund with no sales charge (at net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request to reinstate your account must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinstatement Privilege.


Redemption of Small Accounts

     Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Funds redeem these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $200.



                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES


     Each Series is treated as a separate entity for Federal income tax purposes. Each Series intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under Subchapter M of the Internal Revenue Code (the "Code"). The Trustees believe that each Series qualified as a RIC for its most recent fiscal year. In addition, each Series intends to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryover. As a result, each Series will not be subject to Federal income tax on the net investment income and net capital gains that it distributes. The discussion below is based upon the assumption that each Series will qualify as a RIC.

     Each Series intends to make distributions from net investment income semi-annually, and intends to distribute net realized capital gains, if any, on an annual basis.

     Each Series will be subject to a nondeductible 4% excise tax if it fails to meet certain calendar year distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.

     Unless a shareholder elects to receive distributions in cash, dividends and capital gain distributions will be paid in additional shares of the Series credited at the net asset value per share on the ex-date. Dividends and distributions, whether received in cash or in additional shares of a Series, generally are subject to Federal income tax and may be subject to state, local, and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by a Series.

     Long-term capital gains, if any, distributed to shareholders and which are designated by a Series as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Series have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.

     Dividends and distributions generally will be taxable to shareholders in the taxable year in which they are received. However, dividends and distributions declared by a Series in October, November or December of any calendar year, with a record date in such a month, and paid during the following January, will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.


     A redemption or other disposition (including an exchange) of shares of a Series generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon a shareholder's holding period for his or her shares. In addition, if shares of a Series are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made. In addition, special rules may apply to determine the amount of gain or loss realized on any exchange.

     The foregoing is only a summary of some of the important tax considerations generally affecting each Series and their shareholders. In addition to the Federal income tax consequences described above, which are applicable to any investment in the Series, there may be state or local tax considerations, and estate tax considerations, applicable to the circumstances of a particular investor. Also, legislation may be enacted in the future that could affect the tax consequences described above. Foreign shareholders may be subject to U.S. Federal income tax rules that differ from those described above. For more information regarding distributions and taxes, see "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Important Notice Regarding Taxpayer IRS Certification
     Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds for any account which does not have a taxpayer identification number or social security number and certain required certifications.

     The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     Each Series will send to its shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns.

     Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.


                            ADDITIONAL INFORMATION

Organization of the Fund
     The Fund was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Fund continued the business of the Stock Series under the name "National Stock Fund." The Trustees subsequently voted to change the name of the Fund to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees again changed the name of the Fund to "Phoenix Strategic Equity Series Fund."


     The Declaration of Trust provides that the Fund's Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there are four series of the Fund, each of which has two classes of shares.

     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."


     The Declaration of Trust establishing the Fund, dated June 25, 1986 (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Fund's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.




Registration Statement

     This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C.

                         BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

-------------------------------------------------------------------------------
Account Type                    Give Social Security Number
                                or Tax Identification Number of:
-------------------------------------------------------------------------------
Individual                      Individual
-------------------------------------------------------------------------------
Joint (or Joint Tenant)         Owner who will be paying tax
-------------------------------------------------------------------------------
Uniform Gifts to Minors         Minor
-------------------------------------------------------------------------------
Legal Guardian                  Ward, Minor or Incompetent
-------------------------------------------------------------------------------
Sole Proprietor                 Owner of Business (also provide owner's name)
-------------------------------------------------------------------------------
Trust, Estate, Pension          Trust, Estate, Pension Plan Trust
Plan Trust                      (not personal TIN of fiduciary)
-------------------------------------------------------------------------------
Corporation, Partnership,
Other Organization              Corporation, Partnership, Other Organization
-------------------------------------------------------------------------------
Broker/Nominee                  Broker/Nominee
-------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        [bullet] A corporation
        [bullet] Financial institution
        [bullet] Section 501(a) exempt organization (IRA, Corporate Retirement
                 Plan, 403(b), Keogh)
        [bullet] United States or any agency or instrumentality thereof [bullet] A State, the District of Columbia, a possession of the United
                 States, or any subdivision or instrumentality thereof
        [bullet] International organization or any agency or instrumentality thereof
        [bullet] Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        [bullet] Real estate investment trust
        [bullet] Common trust fund operated by a bank under section 584(a) [bullet] An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        [bullet] Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

-----------
This Prospectus sets forth concisely the information about the Phoenix Strategic Equity Series Fund (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.


Phoenix Strategic Equity Series Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated August 28, 1997. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200 or by calling
(800) 243-4361.

Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended April 30, 1997 and is incorporated into the Statement of Additional Information by reference.




          [recycle symbol] Printed on recycled paper using soybean ink

[BACK COVER]

Phoenix Strategic Equity Series Fund                    | BULK RATE MAIL|
PO Box 2200                                             |  U.S. POSTAGE |
Enfield CT 06083-2200                                   |      PAID     |
                                                        |SPRINGFIELD, MA|
                                                        | PERMIT NO.444 |




[LOGOTYPE] PHOENIX
           DUFF & PHELPS









PDP 690 (8/97)

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                               101 Munson Street
                              Greenfield, MA 01301


                      Statement of Additional Information
                                August 28, 1997



     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Strategic Equity Series Fund (the "Fund"), dated August 28, 1997, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.




                               TABLE OF CONTENTS


                                                                          PAGE
THE FUND (1)   ..........................................................    1
INVESTMENT OBJECTIVES AND POLICIES (8)    ...............................    1
INVESTMENT RESTRICTIONS (15)  ...........................................    1
INVESTMENT TECHNIQUES (10)    ...........................................    2
PERFORMANCE INFORMATION (8)   ...........................................    8
PORTFOLIO TRANSACTIONS AND BROKERAGE   ..................................    9
SERVICES OF THE ADVISERS (15)    ........................................   10
NET ASSET VALUE (23)    .................................................   11
HOW TO BUY SHARES (18)  .................................................   12
ALTERNATIVE PURCHASE ARRANGEMENTS (18) ..................................   12
INVESTOR ACCOUNT SERVICES (22)   ........................................   13
REDEMPTION OF SHARES (24)  ..............................................   14
DIVIDENDS, DISTRIBUTIONS AND TAXES (25)   ...............................   14
TAX SHELTERED RETIREMENT PLANS (23)    ..................................   15
THE DISTRIBUTOR (16)    .................................................   15
PLANS OF DISTRIBUTION (16)    ...........................................   16
TRUSTEES AND OFFICERS   .................................................   17
OTHER INFORMATION    ....................................................   24

                 Numbers appearing in parentheses correspond to
                  related disclosures in the Fund's Prospectus.



                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926








PDP731 (8/97)

                                    THE FUND



     Phoenix Strategic Equity Series Fund is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust. The Fund's Prospectus describes the investment objectives of the Phoenix Equity Opportunities Fund (the "Equity Opportunities Series"), the Phoenix Strategic Theme Fund ( the "Theme Series"), and the Phoenix Small Cap Fund (the "Small Cap Series"). The Equity Opportunities Series, Theme Series and Small Cap Series are sometimes collectively referred to as the "Series." The following discussion supplements the description of these Series' and investment policies and investment techniques in the Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES


As discussed in the Prospectus, the investment objective of each Series is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Series. Investment restrictions described in this Statement of Additional Information are fundamental policies of each Series and may not be changed as to any Series without the approval of such Series' shareholders. There is no assurance that any Series will meet its investment objective.


                            INVESTMENT RESTRICTIONS


Fundamental Policies
     The following investment restrictions constitute fundamental policies of each Series (unless otherwise indicated) which may be changed only upon approval by the holders of a majority of the outstanding shares of each Series' shareholders. No Series may:

  1. Borrow money, except that the Theme Series and Small Cap Series may borrow money for investment purposes, provided that any such borrowing for investment purposes with respect to such Series is (a) authorized by the Trustees prior to any public distribution of the shares of such Series or is authorized by the shareholders of such Series thereafter, (b) is limited to 331/3% of the value of the total assets (taken at market value) of such Series, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Series with respect to which the borrowing has been made;

  2. Underwrite the securities of others;

  3. Deal in real estate (including real estate limited partnerships) except that any Series may purchase marketable securities of companies that deal in real estate or interests therein including real estate investment trusts;

  4. Deal in commodities or commodities contracts;

  5. Make loans to other persons except that any Series may lend portfolio securities (up to 33% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Fund or the Adviser, subject to conditions established by the Adviser (see "Lending of Securities") and enter into repurchase transactions (in accordance with the Fund's current Prospectus).

  6. Participate in any joint trading accounts;

  7. Pledge, mortgage or hypothecate any securities or other property;

  8. Purchase on margin;

  9. Engage in short sales;

 10. Issue senior securities;

 11. Invest more than 25% of its total assets of a Series in any one industry or group of industries;

 12. Purchase any securities (other than U.S. Government obligations) if, as a result, more than 5% of the value of the total assets of such Series would be invested in securities of a single issuer;

 13. Purchase any security if, as a result, more than 10% of any class of securities or more than 10% of the outstanding voting securities of any issuer would be held;

 14. Purchase any security for the Equity Opportunities Series unless (a) the issuer or its predecessor has had a three year record of continuous operation during which it published balance sheets and income statements, (b) at the end of its last fiscal year, the issuer or its predecessor reported gross receipts of $1,000,000 and (c) the issuer or its predecessor had an operating profit for at least one fiscal year of the five years immediately preceding;

 15. Purchase any security of an investment trust except for purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases, other than a customary broker's commission; and

 16. Make an investment for the purpose of exercising control or management.

Other Policies

     The following investment restrictions do not constitute fundamental policies and may be changed without shareholder approval. No Series may:

     1. Invest more than 15% of its net assets in illiquid securities, including (a) securities with legal or contractual restrictions on resale (except in the case of securities issued pursuant to Rule 144A sold to qualifying institutional investors under special rules adopted by the Securities and Exchange Commission for which the Trustees of the Fund determine the secondary market is liquid), (b) repurchase agreements maturing in more than seven days, and (c) securities that are not readily marketable.

     2. Purchase or retain any security of an issuer if the Fund officers, Trustees or Adviser, who individually own beneficially more than -1/2 of 1% of such issuer, together own more than 5% of such issuer's securities.

     3. Invest in interests in oil, gas or other mineral exploration development programs or leases.


     4. Invest more than 5% of a Series' net assets in warrants and stock rights, valued at the lower of cost or market, or more than 2% of its net assets in warrants and stock rights that are not listed on the New York Stock Exchange or American Stock Exchange.


                             INVESTMENT TECHNIQUES

The Fund may utilize the following practices or techniques in pursuing its investment objectives.


Repurchase Agreements

     Repurchase Agreements are agreements by which the Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.


     A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Series maintained in a central depository of book-entry system or by physical delivery of the securities to the Series' custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.


     Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.


Securities and Index Options

     All Series may write covered call options and purchase call and put options. Options and the related risks are summarized below.

     Writing and Purchasing Options. Call options written by a Series normally will have expiration dates between three and nine months from the date written. During the option period a Series may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Series to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Series effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Series has received an exercise notice.

     The exercise price of a call option written by a Series may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

     A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

     Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. A Series may write call options and purchase call and put options on any other indices traded on a recognized exchange.


     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Series to prevent an underlying security from being called, or to enable a Series to write another call option with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Series expires unexercised, a Series will realize a gain in the amount of the premium on the option less the commission paid.


     The option activities of a Series may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Series will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

     Limitations on Options. A Series may write call options only if they are covered and if they remain covered so long as a Series is obligated as a writer. If a Series writes a call option on an individual security, a Series will own the underlying security at all times during the option period. A Series will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Series will be "covered" by identifying the specific portfolio securities being hedged.

     To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Series, a Series will be required to deposit qualified securities. A "qualified security" is a security against which a Series has not written a call option and which has not been hedged by a Series by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Series will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Series writes a call on an index which is "in-the-money" at the time the call is written, a Series will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

     A Series may invest up to 5% of its total assets in exchange-traded or over-the-counter call and put options. A Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

     In connection with a Series qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Series' ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

     Risks Relating to Options. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The risk of purchasing a call option or a put option is that a Series may lose the premium it paid plus transaction costs. If a Series does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Series, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.


     Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.


     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Series or all of the Series, in the aggregate.

     Risks of Options on Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Series of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Series. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Series will write call options on indices only subject to the limitations described above.

     Price movements in securities in a Series' portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of a Series' portfolio securities. It is also possible that the index may rise when the value of a Series' portfolio securities does not. If this occurred, the Series would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Series will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Series fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

     When a Series has written a call on an index, there is also a risk that the market may decline between the time a Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Series is able to sell securities in its portfolio. As with options on portfolio securities, a Series will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Series would be able to deliver the underlying security in settlement, a Series may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Series exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Financial Futures Contracts and Related Options

     Each Series may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Series' portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Series may wish to purchase in the future by purchasing futures contracts.


     These Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation when such Series purchases or sell a security, no security is delivered or received by these Series upon the purchase or sale of a financial futures contract. Initially, these Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     Such Series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.


     Limitations on Futures Contracts and Related Options. A Series may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Series may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on that Series' existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of that Series' total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus a Series' initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

     The extent to which a Series may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."


     Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Series will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Series would continue to be required to make daily margin payments. In this situation, if a Series has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Series may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Series' ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Series to incur additional brokerage commissions and may cause an increase in a Series' portfolio turnover rate.

     The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Series or such prices move in a direction opposite to that anticipated, a Series may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Series' return for the period may be less than if is had not engaged in the hedging transaction.

     Utilization of futures contracts by a Series involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Series will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Series has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Series' portfolio may decline. If this occurred, a Series would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Series is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Series then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Series will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.


     The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.



     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Series because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Series while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


Leverage

     The Fund may from time to time increase the Theme Series' and Small Cap Series' ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. These Series will borrow only from banks, and only if immediately after such borrowing the value of the assets of these Series (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Fund to borrow up to 331/3% of the net assets of these Series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, these Series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.



     Interest on money borrowed will be an expense of these Series with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.


     Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Series with respect to which the borrowing has been made.



     Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of these Series' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to these Series, the net asset value of these Series will decrease faster than would otherwise be the case.


Foreign Securities

     Each of the Series may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 25% of the total assets of each Series (provided, however, the Theme Series may invest up to 35% of its total assets in the securities of foreign issuers). Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.



     The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


Lower Rated Convertible Securities

     Convertible securities which are not rated in the four highest categories, in which a Series may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.


Lending Portfolio Securities

     In order to increase its return on investments, the Theme Series and Small Cap Series may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the market or other fair value of that Series' net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government Securities or other high quality debt securities at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.



Foreign Currency Transactions

     Each Series may engage in foreign currency transactions. The following is a description of these transactions:

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     No Series intends to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. No Series will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Series. The Fund's custodian bank will be instructed to pledge any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Series' commitments with respect to such contracts. Generally, no Series will enter into a forward contract with a term longer than one year.

     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Series against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Series were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Series had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Series would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     Foreign Currency Futures Transactions. Each Series may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Series may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

     Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Series will maintain in a pledged account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.

     To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Series will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Series plus premiums paid by it for open options on futures would exceed 5% of the Series' total assets. No Series will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Series holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


Investing in Small Cap Issuers

     Under normal market conditions, the Small Cap Series expects to invest at least 65% of its total assets in equity securities of small capitalization companies. Market capitalizations of such issuers are determined at the time of purchase. While the issuers in which the Series will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Series should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Series be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Series' shares. The Series is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.


Derivative Investments

     In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.


Industry Classifications


     For the purposes of establishing industry classifications for the Theme Series and Small Cap Series, the Adviser utilizes the William O'Neil & Co., Inc. Industry Group Index. The William O'Neil & Co., Inc. Industry Group Index is presently comprised of 197 industry classifications. Classifications are determined based on the following broad sectors: Basic Material, Energy, Capital Equipment, Technology, Consumer Cyclical, Retail, Consumer Staple, Health Care, Transportation, Financial, and Utilities. Sectors are then divided into industry groups based upon income sources and other economically relevant criteria as determined by O'Neil & Co., Inc.


     For the Equity Opportunities Series, industry classifications are established by reference to the Directory of Companies Filing Annual Reports published by the SEC.


                            PERFORMANCE INFORMATION


     The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield of a class or Series and as total return of any class or Series.



     Standardized quotations of average annual total return for each Class of Shares of a Series will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Series over periods of 1, 5 and 10 years or up to the life of a Series, calculated for each class separately pursuant to the following formula: P(1 +
T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions are reinvested when paid.

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 MidCap Index ("S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

     For Equity Opportunities Series for the 1, 5 and 10 year periods ended April 30, 1997, the average annual total return of the Class A Shares was -16.37%, 8.21% and 8.82%, respectively. Class B average annual total return for the 1 year period and since inception 7/19/94 to April 30, 1997 was -15.89% and 7.43%. The Theme Series' 1 year average annual return and since inception October 16, 1995 for Class A shares was -7.22% and 9.47% and, for Class B Shares was -7.17% and 9.70%, respectively. The Small Cap Series' 1 year average annual return and from inception October 16, 1995 for Class A shares was -19.42% and 21.46% and for Class B Shares was -19.38% and 22.14%, respectively. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Fund may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing for the Equity Opportunities Series, the Class A Share's aggregate cumulative total return quotation for the period commencing August 1, 1944 and ending April 30, 1997 was 20,020%.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers place orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Advisers to seek the best prices and execution of orders and to negotiate brokerage commissions which the Advisers' opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Advisers, the rate is deemed by the Advisers to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Advisers after the transaction has been consummated. If the Advisers more than occasionally differ with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.


     The Advisers believe that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Advisers' appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Advisers. The Advisers do not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Advisers better prices and execution are available elsewhere.


     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Fund and its shareholders.

     A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Fund and indirectly by shareholders.


     During the fiscal years ended April 30, 1995, 1996 and 1997, brokerage commissions paid by the Fund totalled $1,545,026, $1,208,440 and $2,686,635, respectively. Commissions paid to the principal underwriter for the fiscal years ended April 30, 1995, 1996 and 1997 totalled $0, $0 and $0, respectively. Brokerage commissions of $1,598,061 paid during the fiscal year ended April 30, 1997 were paid on portfolio transactions aggregating $1,077,564,987 executed by brokers who provided research and other statistical and factual information.

                            SERVICES OF THE ADVISERS


     The offices of Phoenix Investment Counsel, Inc., (PIC) and National Securities & Research Corporation ("National") are located at 56 Prospect Street, Hartford, Connecticut 06115. In addition to the Equity Opportunities Series, National serves as investment adviser to Phoenix Multi-Sector Short Term Bond Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., and Phoenix Worldwide Opportunities Fund. In addition to the Theme Series and the Small Cap Series, PIC serves as investment adviser to The Phoenix Edge Series Fund (other than the Real Estate Series and Aberdeen New Asia Series), Phoenix Series Fund, Phoenix Multi-Portfolio Fund (other than the Real Estate Securities Portfolio), and Phoenix Strategic Allocation Fund Inc.


     PIC is an indirect wholly-owned subsidiary and National is a direct subsidiary of Phoenix Duff & Phelps Corporation. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") owns a majority interest in Phoenix Duff & Phelps Corporation.

Phoenix Home Life is a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut.

     The Advisers provide certain services and facilities required to carry on the day-to-day operations of the Fund (for which they receive a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.


     Each Series will pay expenses incurred in its own operation and will also pay a portion of the Fund's administration expenses allocated on the basis of the asset values of the respective Series.


     As compensation for its services, National receives a fee from the Equity Opportunities Series, which is accrued daily against the value of the Series net assets and is paid by the Series on the last day of the month. The fee is computed at an annual rate of .70% of the Series average daily net assets of up to $1 billion, .65% of the Series' average daily net assets from $1 billion to $2 billion, and .60% of the Series' average net assets in excess of $2 billion. For the fiscal years 1995, 1996 and 1997 the net management fees paid by the Series to the Adviser were $1,252,747, $1,394,239 and $1,408,901, respectively.


     For managing the investments, or directing the management of the investments of the Theme Series and the Small Cap Series, PIC is entitled to a monthly fee at the annual rate of 0.75% of the average daily net asset values of the Series up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For the fiscal years 1996 and 1997, the combined management fee paid by the Theme Series and Small Cap Series was $295,479 and $2,736,920, respectively.

     The Adviser has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior consent of any necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the most restrictive expense limitations applicable to the Fund under state securities laws or published regulations thereunder, the Adviser will refund to the Fund the excess over such amount. Currently, the most restrictive of such limitations would require the Adviser to reimburse the Fund to the extent that in any fiscal year such aggregate expenses exceed 2.5% of the first $30,000,000 of average net assets; 2.0% of the next $70,000,000 and 1.5% of any amount of the average net assets in excess of $100,000,000. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Fund would take such action necessary to eliminate this expense limitation.


     The Management Agreement with National was approved by the Trustees of the Fund on March 16, 1993 and by the shareholders of the Fund on April 30, 1993. The Management Agreement with PIC was approved by the Trustees of the Fund on May 24, 1995. The Management Agreements shall continue in effect for successive annual periods, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto (as defined in the 1940 Act) and by either (a) the Trustees of the Fund or (b) vote of a majority of the outstanding securities of the Fund (as defined in the 1940 Act).

     The Management Agreements may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days written notice addressed to the Adviser at its principal place of business; and by the Adviser upon 60 days written notice addressed to the Fund at its principal place of business. The Management Agreements will terminate automatically in the event of their "assignment" as defined in
Section 2(a)(4) of the 1940 Act.



                                NET ASSET VALUE

     The net asset value per share of each Series is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities, and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Series, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer.

If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                               HOW TO BUY SHARES


     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.



                       ALTERNATIVE PURCHASE ARRANGEMENTS


     Each Series is authorized to offer two classes of shares. Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (I) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative").


Class A Shares

     An investor who elects the initial sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution services fee at an annual rate of up to .30% of the Fund's aggregate average daily net assets attributable to the Class A Shares. However, for the fiscal year 1996, the Underwriter has voluntarily agreed to limit the distribution services fee for Class A Shares to 0.25%. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Fund's current Prospectus.


Class B Shares

     An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Fund's current Prospectus.

     Class B Shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Underwriter to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses. See "Conversion Feature," on page 13.

     The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Series, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Series, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the lower expenses attributable to Class A Shares.

     Class A Shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends, to the extent any dividends are paid, per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

     The distribution expenses incurred by the Underwriter in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution services fee and, in the case of Class B Shares, from the proceeds of the ongoing distribution services fee and the contingent deferred sales charge incurred upon redemption within five years of purchase. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution services fee with respect to the Class B Shares are the same as those of the initial sales charge and ongoing distribution services fees with respect to the Class A Shares.

     Dividends paid by the Series, if any, with respect to Class A and Class B Shares will be calculated in the same manner at the same time on the same day, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

     The Trustees of the Fund have determined that currently no conflict of interest exists between the Class A and Class B Shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.


Conversion Feature

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Underwriter to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution-related expenses.

     For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A.



                           INVESTOR ACCOUNT SERVICES

     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Fund's current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

     Exchanges. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").


     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.


     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.



                              REDEMPTION OF SHARES



     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Fund's current Prospectus for further information.


     Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.


     Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.


By Mail

     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.



Telephone Redemptions

     Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.


Reinvestment Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to this privilege.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES



     Each Series is treated as a separate entity for federal income tax purposes. Each Series intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, each Series will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Series must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. If in any taxable year a Series does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates.



     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Series, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Series' net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If a Series has taxable income that would be subject to the excise tax, the Series intends to distribute such income so as to avoid payment of the excise tax.


     Under another provision of the Code, any dividend declared by the Series to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by a Series before February 1, of the following year.


     The Fund's policy is to distribute to its shareholders all or substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter

M of the Code. Each Series intends to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that each Series will pay no taxes on net investment income and net realized capital gains distributed to shareholders.



     Under certain circumstances, the sales charge incurred in acquiring shares of a Series may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Series are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by a Series reduce the net asset value of the Series shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Series. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by a Series during a taxable year or held by a Series at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

     A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.


Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     Each Series will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

     Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.


                         TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. National and PIC and their affiliates may provide administrative services to these plans and to their participants, in addition to the services that National and PIC and their affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.



                                THE DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Fund, Phoenix Equity Planning Corporation (the "Distributor"), an indirect, less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of National, serves as Distributor for the Fund. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1995, 1996 and 1997, purchasers of the Fund shares paid aggregate sales charges of $30,721, $1,825,565 and $4,241,930, respectively, of which the principal Distributor for the Fund received net commissions of $9,792, $206,540 and $736,095, respectively, for its services, the balance being paid to dealers. The fees were used to compensate sales and service persons for selling shares of the Fund and for providing services to shareholders. In addition, the fees were used to compensate the Distributor for sales and promotional activities.

     The Distribution Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. As compensation for such services, effective as of January 1, 1997, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of each Series, at the following incremental annual rates:

     First $100 million                          .05% subject to a minimum fee
     $100 million to $300 million                .04%
     $300 million through $500 million           .03%
     Greater than $500 million                   .015%

     A minimum charge of $60,000 is applicable for each Series. In addition, Equity Planning is paid $12,000 for each class of shares beyond one. Until December 31, 1996, Equity Planning's fee for these services was based on an annual rate of 0.03% of each Series' aggregate daily net asset value. For its services during the Fund's fiscal year ended April 30, 1997, Equity Planning received $211,223.


                             PLANS OF DISTRIBUTION


     The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each Series of the Fund (the "Class A Plan," the "Class B Plan" and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund. For fiscal year 1997, the Distributor has voluntarily agreed to limit the Rule 12b-1 fee for Class A Shares to 0.25%.

     Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.30% of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 1.00% of the average daily net assets of the Fund's Class B Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund; provided however, a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares may be paid for reimbursing the costs of providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Fund having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. No amounts paid or payable by the Fund under the Plan for Class A Shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which each Plan terminates.

     For the fiscal year ended April 30, 1997, the Fund paid Rule 12b-1 Fees in the amount of $2,409,603, of which the principal underwriter received $1,588,806, W.S. Griffith & Co., Inc., an affiliate, received $87,100 and unaffiliated broker-dealers received $733,697. 12b-1 fees paid by the Fund during last fiscal year were spent on: (1) advertising ($247,565); (2) printing and mailing of prospectuses to other than current shareholders ($52,468); (3) compensation to dealers ($5,948,830); (4) compensation to sales personnel ($524,000); (5) service costs ($133,223) and (6) other ($114,531).


     On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.


     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.



                             TRUSTEES AND OFFICERS


     The Trustees and Officers of the Fund and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.




                           Positions Held                        Principal Occupations
Name, Address and Age      With the Fund                        During the Past 5 Years
------------------------   ----------------   --------------------------------------------------------------
C. Duane Blinn (69)**         Trustee         Partner in the law firm of Day, Berry & Howard. Director/
Day, Berry & Howard                           Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
CityPlace                                     Aberdeen Series Fund and Phoenix Duff & Phelps
Hartford, CT 06103                            Institutional Mutual Funds (1996-present). Director/Trustee, the National Affiliated Investment Companies (until 1993).

Robert Chesek (63)            Trustee         Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                              Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                        Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present). Vice President, Common Stock, Phoenix Home Life
                                              Mutual Insurance Company (1980-1994). Director/Trustee, the
                                              National Affiliated Investment Companies (until 1993).

                               Positions Held                        Principal Occupations
Name, Address and Age          With the Fund                        During the Past 5 Years
----------------------------   ---------------   -----------------------------------------------------------------
E. Virgil Conway (67)            Trustee         Chairman, Metropolitan Transportation Authority (1992-
9 Rittenhouse Road                               present). Trustee/Director, Consolidated Edison Company of
Bronxville, NY 10708                             New York, Inc. (1970-present), Pace University (1978-
                                                 present), Atlantic Mutual Insurance Company (1974-present),
                                                 HRE Properties (1989-present), Greater New York Councils,
                                                 Boy Scouts of America (1985-present), Union Pacific Corp.
                                                 (1978-present), Blackrock Freddie Mac Mortgage Securities
                                                 Fund (Advisory Director) (1990-present), Centennial Insurance
                                                 Company (1974-present), Josiah Macy, Jr., Foundation (1975-
                                                 present), The Harlem Youth Development Foundation (1987-
                                                 present), Accuhealth (1994-present), Trism, Inc. (1994-
                                                 present), Realty Foundation of New York (1972-present), New
                                                 York Housing Partnership Development Corp. (Chairman)
                                                 (1981-present) and Fund Directions (Advisory Director)
                                                 (1993-present). Director/Trustee, Phoenix Funds (1993-
                                                 present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                 Duff & Phelps Institutional Mutual Funds (1996-present).
                                                 Director, Duff & Phelps Utilities Tax-Free Income Inc. and
                                                 Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                 present). Chairman, Audit Committee of the City of New York
                                                 (1981-1996). Advisory Director, Blackrock Fannie Mae
                                                 Mortgage Securities Fund (1989-1996). Chairman, Financial
                                                 Accounting Standards Advisory Council (1992-1995).
                                                 Director/Trustee, the National Affiliated Investment Companies
                                                 (until 1993).

Harry Dalzell-Payne (68)         Trustee         Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                    Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10022                               Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                 Utility and Corporate Bond Trust Inc. (1995-present). Director,
                                                 Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee, the
                                                 National Affiliated Investment Companies (1983-1993).
                                                 Formerly a Major General of the British Army.

*Francis E. Jeffries (66)       Trustee          Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                              Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
Apt. 1601                                        Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                 Phelps Utilities Income Fund (1987-present), Duff & Phelps
                                                 Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                 Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                 Director, The Empire District Electric Company (1984-
                                                 present). Director (1989-1997), Chairman of the Board (1993-
                                                 1997), President (1989-1993), and Chief Executive Officer
                                                 (1989-1995), Phoenix Duff & Phelps Corporation.

                                Positions Held                         Principal Occupations
Name, Address and Age           With the Fund                         During the Past 5 Years
-----------------------------   ---------------   ------------------------------------------------------------------
Leroy Keith, Jr. (58)             Trustee         Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                                Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                                 (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Products Company                           Phoenix Duff & Phelps Institutional Mutual Funds (1996-
64 Ross Road                                      present). Director, Equifax Corp. (1991-present) and Keystone
Savannah, GA 30750                                International Fund, Inc. (1989-present). Trustee, Keystone
                                                  Liquid Trust, Keystone Tax Exempt Trust, Keystone Tax Free
                                                  Fund, Master Reserves Tax Free Trust, and Master Reserves
                                                  Trust. President, Morehouse College (1987-1994). Chairman
                                                  and Chief Executive Officer, Keith Ventures (1992-1994).
                                                  Director/Trustee, the National Affiliated Investment Companies
                                                  (until 1993). Director, Blue Cross/Blue Shield (1989-1993)
                                                  and First Union Bank of Georgia (1989-1993).

*Philip R. McLoughlin (50)     Trustee and        Chairman (1997-present), Vice Chairman (1995-1997) and Chief
                               President          Executive Officer (1995-present), Phoenix Duff & Phelps
                                                  Corporation. Director (1994-present) and Executive Vice
                                                  President, Investments (1988-present), Phoenix Home Life
                                                  Mutual Insurance Company. Director/Trustee and President,
                                                  Phoenix Funds (1989-present). Trustee and President, Phoenix-
                                                  Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                  Mutual Funds (1996-present). Director, Duff & Phelps Utilities
                                                  Tax-Free Income Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present). Director (1983-
                                                  present) and Chairman (1995-present), Phoenix Investment
                                                  Counsel, Inc. Director (1984-present) and President (1990-
                                                  present), Phoenix Equity Planning Corporation. Director (1993-
                                                  present), Chairman (1993-present) and Chief Executive Officer
                                                  (1993-1995), National Securities & Research Corporation.
                                                  Director, Phoenix Realty Group, Inc. (1994-present), Phoenix
                                                  Realty Advisors, Inc. (1987-present), Phoenix Realty Investors,
                                                  Inc. (1994-present), Phoenix Realty Securities, Inc. (1994-
                                                  present), PXRE Corporation (Delaware) (1985-present), and
                                                  World Trust Fund (1991-present). Director and Executive Vice
                                                  President, Phoenix Life and Annuity Company (1996-present).
                                                  Director and Executive Vice President, PHL Variable Insurance
                                                  Company (1995-present). Director, Phoenix Charter Oak Trust
                                                  Company (1996-present). Director and Vice President, PM
                                                  Holdings, Inc. (1985-present). Director and President, Phoenix
                                                  Securities Group, Inc. (1993-1995). Director (1992-present) and
                                                  President (1992-1994), W.S. Griffith & Co., Inc. Director (1992-
                                                  present) and President (1992-1994), Townsend Financial
                                                  Advisers, Inc. Director/Trustee, the National Affiliated
                                                  Investment Companies (until 1993).

Everett L. Morris (69)            Trustee         Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                    Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff
Colts Neck, N.J. 07722                            & Phelps Mutual Funds (1994-present). Trustee, Phoenix-
                                                  Aberdeen Series Fund and Phoenix Duff & Phelps
                                                  Institutional Mutual Funds (1996-present). Director, Duff &
                                                  Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff
                                                  & Phelps Utility and Corporate Bond Trust Inc. (1993-
                                                  present). Director, Public Service Enterprise Group,
                                                  Incorporated (1986-1993). President and Chief Operating
                                                   Officer, Enterprise Diversified Holdings, Incorporated (1989-
                                                  1993).

                              Positions Held                       Principal Occupations
Name, Address and Age         With the Fund                       During the Past 5 Years
---------------------------   ---------------   ---------------------------------------------------------------
 *James M. Oates (51)           Trustee         Chairman, IBEX Capital Markets LLC (1997-present).
Managing Director                               Managing Director, Wydown Group (1994-present). Director,
The Wydown Group                                Phoenix Duff & Phelps Corporation (1995-present). Director/
IBEX Capital Markets LLC                        Trustee, Phoenix Fund (1987-present). Trustee, Phoenix-
60 State Street                                 Aberdeen Series Fund and Phoenix Duff & Phelps
Suite 950                                       Institutional Mutual Funds (1996-present). Director, Govett
Boston, MA 02109                                Worldwide Opportunity Funds, Inc. (1991-present), Blue Cross and Blue Shield of New Hampshire (1994-present), Investors
                                                Financial Service Corporation (1995-present), Investors Bank
                                                & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                (1995-present) and Stifel Financial (1996-present). Member,
                                                Chief Executives Organization (1996-present). Director (1984-
                                                1994), President (1984-1994) and Chief Executive Officer
                                                (1986-1994), Neworld Bank. Director/Trustee, the National
                                                Affiliated Investment Companies (until 1993).

*Calvin J. Pedersen (55)        Trustee         Director (1986-present), President (1993-present) and
Phoenix Duff & Phelps                           Executive Vice President (1992-1993), Phoenix Duff & Phelps
Corporation                                     Corporation. Director/Trustee, Phoenix Funds (1995-present).
55 East Monroe Street                           Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Suite 3600                                      Phelps Institutional Mutual Funds (1996-present). President
Chicago, IL 60603                               and Chief Executive Officer, Duff & Phelps Utilities Tax-Free
                                                Income Inc. (1995-present), Duff & Phelps Utilities Income
                                                Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                Bond Trust Inc. (1995-present).

Philip R. Reynolds (70)**       Trustee         Director/Trustee, Phoenix Funds (1984-present). Trustee,
43 Montclair Drive                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
West Hartford, CT 06107                         Institutional Mutual Funds (1996-present). Director, Vestaur
                                                Securities, Inc. (1972-present). Trustee and Treasurer, J.
                                                Walton Bissell Foundation, Inc. (1988-present). Director/
                                                Trustee, the National Affiliated Investment Companies (until
                                                 1993).

Herbert Roth, Jr. (68)          Trustee         Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                 Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                    Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                              Edison Company (1978-present), Phoenix Home Life Mutual
                                                Insurance Company (1972-present), Landauer, Inc. (medical
                                                services) (1970-present),Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                (diversified manufacturer) (1985-present). Director, Key
                                                Energy Group (oil rig service) (1988-1994). Director/Trustee, the National Affiliated Investment Companies (until 1993).

Richard E. Segerson (51)        Trustee         Managing Director, Mullin Associates (1993-present).
102 Valley Road                                 Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 06840                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present). Vice President and
                                                General Manager, Coats & Clark, Inc. (previously Tootal
                                                American, Inc.) (1991-1993). Director/Trustee, the National
                                                Affiliated Investment Companies (1984-1993).

                                Positions Held                        Principal Occupations
Name, Address and Age           With the Fund                        During the Past 5 Years
-----------------------------   ---------------   ----------------------------------------------------------------
Lowell P. Weicker, Jr. (66)       Trustee         Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                               Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                  (1995-present), HPSC Inc. (1995-present), Duty Free
                                                  International, Inc. (1997-present) and Compuware (1996-
                                                  present). Visiting Professor, University of Virginia (1997-
                                                  present). Chairman, Dresing, Lierman, Weicker (1995-1996).
                                                  Governor of the State of Connecticut (1991-1995).

Michael E. Haylon (39)           Executive        Director and Executive Vice President--Investments, Phoenix
                                  Vice            Duff & Phelps Corporation (1995-present). Executive Vice
                                 President        President, Phoenix Funds (1993-present) and Phoenix-
                                                  Aberdeen Series Fund (1996-present). Executive Vice
                                                  President (1997-present), Vice President, Phoenix Duff &
                                                  Phelps Institutional Mutual Funds (1996-1997). Director
                                                  (1994-present), President (1995-present), Executive Vice
                                                  President (1994-1995), Vice President (1991-1994), Phoenix
                                                  Investment Counsel, Inc. Director (1994-present), President
                                                  (1996-present), Executive Vice President (1994-1996), Vice
                                                  President (1993-1994), National Securities & Research
                                                  Corporation. Director, Phoenix Equity Planning Corporation
                                                  (1995-present). Senior Vice President, Securities Investments,
                                                  Phoenix Home Life Mutual Insurance Company (1993-1995).
                                                  Various other positions with Phoenix Home Life Mutual
                                                  Insurance Company (1990-1993).

David R. Pepin (54)              Executive        Executive Vice President, Phoenix Funds and Phoenix-
                                  Vice            Aberdeen Series Fund (1996-present). Director (1997-present)
                                 President        and Executive Vice President (1996-present), Phoenix Duff &
                                                  Phelps Corporation. Managing Director, Phoenix-Aberdeen
                                                  International Advisers, LLC (1996-present). Director and
                                                  Executive Vice President, Phoenix Equity Planning Corp.
                                                  (1996-present). Director, Phoenix Investment Counsel, Inc.
                                                  and National Securities & Research Corporation (1996-
                                                  present). Various positions with Phoenix Home Life Mutual
                                                  Insurance Company (1994-1995). Vice President and General
                                                   Manager, Finance and Health, Digital Equipment Corporation
                                                   (1980-1994).

William J. Newman (58)          Senior Vice       Executive Vice President (1995-present) and Chief Investment
                                 President        Strategist (1996-present), Phoenix Investment Counsel, Inc.
                                                  Executive Vice President and Chief Investment Strategist
                                                  (1996-present), Senior Vice President (1995-1996), National
                                                  Securities & Research Corporation. Senior Vice President,
                                                  Phoenix Equity Planning Corporation (1995-1996), The
                                                  Phoenix Edge Series Fund (1995-present), Phoenix Multi-
                                                  Portfolio Fund (1995-present), Phoenix Income and Growth
                                                  Fund (1996-present), Phoenix Series Fund (1996-present),
                                                  Phoenix Strategic Allocation Fund, Inc. (1996-present),
                                                  Phoenix Worldwide Opportunities Fund (1996-present),
                                                  Phoenix-Aberdeen Series Fund (1996-present) and Phoenix
                                                  Duff & Phelps Institutional Mutual Funds (1996-present).
                                                  Vice President, Common Stock and Chief Investment
                                                  Strategist, Phoenix Home Life Mutual Insurance Company
                                                  (1995). Chief Investment Strategist, Kidder, Peabody Co., Inc.
                                                  (1993-1994). Managing Director, Equities, Bankers Trust
                                                  Company (1991-1993).

                              Positions Held                        Principal Occupations
Name, Address and Age         With the Fund                        During the Past 5 Years
---------------------------   ---------------   ----------------------------------------------------------------
Michael K. Arends (43)           Vice           Managing Director, Equities (1996-present), Vice President
                               President        (1994-1996), Phoenix Investment Counsel, Inc. and National
                                                Securities & Research Corporation. Vice President, Phoenix
                                                Strategic Equity Series Fund and Phoenix Series Fund (1994-
                                                present). Portfolio Manager, Phoenix Home Life Mutual
                                                Insurance Company (1994-1995). Various positions with
                                                Kemper Financial Services (1983-1994).

William E. Keen, III (34)        Vice           Assistant Vice President, Phoenix Equity Planning
100 Bright Meadow Blvd.        President        Corporation (1996-present). Vice President, Phoenix Funds,
P.O. Box 2200                                   Phoenix Duff & Phelps Institutional Mutual Funds and
Enfield, CT 06083-2200                          Phoenix-Aberdeen Series Fund (1996-present). Assistant Vice
                                                President, USAffinity Funds, (1994-1995). Treasurer and
                                                Secretary, USAffinity Funds (1994-1995). Manager, Fund
                                                Administration, SEI Corporation (1991-1994).

William R. Moyer (53)            Vice           Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.        President        Duff & Phelps Corporation (1995-present). Senior Vice
P.O. Box 2200                                   President, Finance (1990-present), Chief Financial Officer
Enfield, CT 06083-2200                          (1996-present), and Treasurer (1994-1996), Phoenix Equity
                                                Planning Corporation. Senior Vice President (1990-present),
                                                Chief Financial Officer (1996-present) and Treasurer (1994-
                                                present), Phoenix Investment Counsel, Inc. Senior Vice
                                                President, Finance (1993-present), Chief Financial Officer
                                                (1996-present), and Treasurer (1994-present), National
                                                Securities & Research Corporation. Senior Vice President and
                                                Chief Operating Officer, Duff & Phelps Investment
                                                Management Co. (1996-present). Vice President, Phoenix
                                                Funds (1990-present), Phoenix-Duff & Phelps Institutional
                                                Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                Fund (1996-present). Senior Vice President and Chief
                                                Financial Officer, W. S. Griffith & Co., Inc. (1992-1995) and
                                                Townsend Financial Advisers, Inc. (1993-1995). Vice
                                                President, the National Affiliated Investment Companies (until
                                                1993). Vice President, Investment Products Finance, Phoenix
                                                Home Life Mutual Insurance Company (1990-1995).

Leonard J. Saltiel (43)          Vice           Managing Director (1996-present), Senior Vice President
                               President        (1994-1996), Phoenix Equity Planning Corporation. Vice
                                                President, Phoenix Funds (1994-present), Phoenix Duff &
                                                Phelps Institutional Mutual Funds (1996-present) and
                                                Phoenix-Aberdeen Series Fund (1996-present). Vice
                                                President, Investment Operations, Phoenix Home Life Mutual
                                                Insurance Company (1994-1995). Various positions with Home
                                                Life Insurance Company and Phoenix Home Life Mutual
                                                Insurance Company (1987-1994).

G. Jeffrey Bohne (49)          Secretary        Vice President and General Manager, Phoenix Home Life
101 Munson Street                               Mutual Insurance Co. (1993-present). Vice President, Mutual
Greenfield, MA 01301                            Funds Customer Service, Phoenix Equity Planning Corporation
                                                (1993-present). Secretary, Phoenix Funds (1993-present).
                                                Clerk, Phoenix Strategic Allocation Fund, Inc. (1994-present).
                                                Secretary, Phoenix Duff & Phelps Institutional Mutual Funds
                                                (1996-present) and Phoenix-Aberdeen Series Fund (1996-
                                                present). Vice President, Home Life of New York Insurance
                                                Company (1984-1992).

                          Positions Held                        Principal Occupations
Name, Address and Age     With the Fund                        During the Past 5 Years
-----------------------   ---------------   -----------------------------------------------------------------
Nancy G. Curtiss (44)      Treasurer        Vice President, Fund Accounting (1994-present) and Treasurer
                                            (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                            Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                            Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen
                                            Series Fund (1996-present). Second Vice President and
                                            Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                            Insurance Company (1994-1995). Various positions with Phoenix
                                            Home Life Mutual Insurance Company (1987-1994).



-----------
 *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.
**Pursuant to the retirement policy of the Phoenix Funds, Messrs. Blinn and Reynolds will retire from the Board of Trustees effective January 1, 1998.

     For services rendered to the Fund for the fiscal year ended April 30, 1997, the Trustees received aggregate remuneration of $54,225 For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Advisers who are interested persons are compensated by the Adviser and receive no compensation from the Fund.


     For the Fund's last fiscal year, the Trustees and Advisory Board received the following compensation:


                                                                                           Total
                                                                                        Compensation
                                               Pension or                              From Fund and
                           Aggregate       Retirement Benefits       Estimated          Fund Complex
                          Compensation      Accrued as Part        Annual Benefits       (12 Funds)
        Name               From Fund        of Fund Expenses       Upon Retirement     Paid to Trustees
-----------------------   --------------   ---------------------   -----------------   -----------------
C. Duane Blinn              $  5,130*                                                       $63,250
Robert Chesek               $  4,500                                                        $56,250
E. Virgil Conway+           $  5,310                                                        $66,000
Harry Dalzell-Payne+        $  4,500                                                        $56,750
Francis E. Jeffries         $  1,125*                                                       $15,000
Leroy Keith, Jr.            $  4,500            None                  None                  $56,250
                                                for any               for any
Philip R. McLoughlin+       $      0            Trustee               Trustee               $     0
Everett L. Morris+          $  4,230*                                                       $54,000
James M. Oates+             $  4,680                                                        $58,500
Calvin J. Pedersen          $      0                                                        $     0
Philip R. Reynolds          $  4,500                                                        $56,250
Herbert Roth, Jr.+          $  5,580                                                        $68,750
Richard E. Segerson         $  5,040            None for              None for              $62,750
Lowell Weicker, Jr.         $  5,130           any Trustee         any Trustee              $63,250



* This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 1997, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Blinn, Jeffries, Morris and Roth was $349,026.91, $28,561.41, $85,849.73 and $132,587.69,
  respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


+ Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

On April 30, 1997, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

                               OTHER INFORMATION

Independent Accountants

     Price Waterhouse LLP serves as independent accountants for the Fund (the "Accountants"). The Accountants audit the annual financial statements and express their opinion on them.

Custodian and Transfer Agent

     State Street Bank and Trust Company ("State Street"), serves as custodian of the Fund's assets (the "Custodian") and Equity Planning acts as Transfer Agent for the Fund (the "Transfer Agent").

Reports to Shareholders

     The fiscal year of the Fund ends on April 30th. The Fund will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.

Financial Statements

     The Financial Statements for the fiscal year ended April 30, 1997 appearing in the Fund's 1997 Annual Report to Shareholders, are incorporated herein by reference.

Phoenix Small Cap Fund
--------------------------------------------------------------------------------

                        INVESTMENTS AT APRIL 30, 1997

                                              SHARES         VALUE
                                             ---------  ---------------
COMMON STOCKS--77.6%
Building--Cement/Concrete/Aggregate--0.8%
Lafarge Corp.                                  28,400     $   688,700
Southdown, Inc.                                35,000       1,264,375
                                                        ---------------
                                                            1,953,075
                                                        ---------------
Building--Residential/Commercial--0.5%
Centex Corp.                                   35,000       1,260,000
                                                        ---------------
Commercial Services--Miscellaneous--0.7%
Caribiner International, Inc. (b)              35,000       1,855,000
                                                        ---------------
Commercial Services--Printing--0.9%
Consolidated Graphics, Inc. (b)                90,000       2,193,750
                                                        ---------------
Commercial Services--Schools--2.2%
Computer Learning Centers, Inc. (b)            75,000       1,996,875
Learning Tree International, Inc. (b)          37,800       1,190,700
Strayer Education, Inc.                        90,000       2,317,500
                                                        ---------------
                                                            5,505,075
                                                        ---------------
Computer--Memory Devices--1.2%
Hutchinson Technology, Inc. (b)               115,000       3,119,375
                                                        ---------------
Computer--Peripheral Equipment--0.2%
NeoMagic Corp. (b)                             45,000         525,938
                                                        ---------------
Computer--Services--3.6%
Computer Horizons Corp. (b)                    40,000       1,740,000
Data Dimensions, Inc. (b)                     145,000       3,443,750
Technology Solutions Co. (b)                  100,000       2,637,500
Yahoo!, Inc. (b)                               40,000       1,365,000
                                                        ---------------
                                                            9,186,250
                                                        ---------------
Computer--Software--4.1%
Cognos, Inc. (b)                               90,000       2,283,750
Compuware Corp. (b)                           120,000       4,530,000
Manugistics Group, Inc. (b)                    64,000       3,440,000
                                                        ---------------
                                                           10,253,750
                                                        ---------------
Cosmetics/Personal Care--0.4%
Weider Nutrition International, Inc. (b)       89,100         980,100
                                                        ---------------
Electric--Laser Systems/Component--1.5%
Cymer, Inc. (b)                                93,000       3,824,625
                                                        ---------------
Electric--Semiconductor Equipment--4.8%
DuPont Photomasks, Inc. (b)                    80,000       3,830,000
PRI Automation, Inc. (b)                       70,000       3,587,500
Speedfam International, Inc. (b)               33,400         809,950
Teradyne, Inc. (b)                            115,000       3,766,250
                                                        ---------------
                                                           11,993,700
                                                        ---------------
Electric--Semiconductor Manufacturing--3.9%
ANADIGICS, Inc. (b)                           129,700       3,664,025
Hadco Corp. (b)                                31,900       1,363,725
Jabil Circuit, Inc. (b)                        30,000       1,451,250
Sanmina Corp. (b)                              25,000       1,250,000
Triquint Semiconductor, Inc. (b)               72,700       2,162,825
                                                        ---------------
                                                            9,891,825
                                                        ---------------
Finance--Equity REITS--1.9%
Beacon Properties Corp.                        78,000       2,408,250
Cali Realty Corp.                              84,000       2,478,000
                                                        ---------------
                                                            4,886,250
                                                        ---------------
Finance--Investment Bankers--1.8%
Edwards (A.G.), Inc.                           74,000       2,590,000
Morgan Keegan, Inc. (b)                        42,400         768,500
Raymond James Financial, Inc. (b)              55,800       1,304,325
                                                        ---------------
                                                            4,662,825
                                                        ---------------
Finance--Investment Management--1.1%
T. Rowe Price Associates                       60,000       2,775,000
                                                        ---------------
Financial Services--Miscellaneous--1.0%
Capitol One Financial Corp.                    70,000       2,528,750
                                                        ---------------
Insurance--Life--5.1%
Equitable of Iowa Co.                          50,000       2,443,750
Presidential Life Corp.                       210,000       3,018,750
ReliaStar Financial Corp.                      82,000       4,961,000
Western National Corp.                         93,000       2,394,750
                                                        ---------------
                                                           12,818,250
                                                        ---------------
Insurance--Multi Line--1.1%
Horace Mann Educators Corp.                    60,000       2,812,500
                                                        ---------------
Insurance--Property/Casualty/Title--2.0%
American Bankers Insurance Group, Inc.         40,000       2,115,000
Mutual Risk Management Ltd.                    80,000       2,940,000
                                                        ---------------
                                                            5,055,000
                                                        ---------------
Leisure--Toys/Games/Hobby--0.6%
Action Performance Cos., Inc. (b)              60,000       1,582,500
                                                        ---------------
Machinery--Farm--1.3%
Lindsay Manufacturing Co.                     112,500       3,206,250
                                                        ---------------
Medical--Biomed/Genetics--2.1%
Agouron Pharmaceuticals, Inc. (b)              45,000       2,880,000
Guilford Pharmaceuticals, Inc. (b)            102,800       2,377,250
                                                        ---------------
                                                           5,257,250
                                                        ---------------
Medical--Ethical Drugs--0.3%
Theragenics Corp. (b)                          43,700        742,900
                                                        ---------------
Medical--Outpatient/Home Care--0.3%
National Surgery Centers, Inc. (b)             28,000        840,000
                                                        ---------------
Oil & Gas--Drilling--6.0%
Atwood Oceanics, Inc. (b)                      44,000      2,695,000
Cliffs Drilling Co. (b)                        93,000      5,673,000
Marine Drilling Co., Inc. (b)                 230,000      3,622,500
Precision Drilling Corp. (b)                   89,900      3,124,025
                                                        ---------------
                                                          15,114,525
                                                        ---------------
Oil & Gas--Field Services--3.7%
Pride Petroleum Services, Inc. (b)            265,000      4,571,250
Trico Marine Services, Inc. (b)               100,000      3,550,000
Veritas DGC, Inc. (b)                          65,000      1,251,250
                                                        ---------------
                                                           9,372,500
                                                        ---------------


                       See Notes to Financial Statements

                                                                               3

Phoenix Small Cap Fund
--------------------------------------------------------------------------------

                                              SHARES         VALUE
                                             ---------  ---------------
Oil & Gas--Machinery/Equipment--1.4%
Energy Ventures, Inc. (b)                      16,000    $  1,070,000
Gulf Island Fabrication, Inc. (b)              62,800       1,318,800
Varco International, Inc. (b)                  48,800       1,122,400
                                                        ---------------
                                                            3,511,200
                                                        ---------------
Oil & Gas--U.S. Exploration & Production--4.4%
Forcenergy, Inc. (b)                          120,000       3,720,000
Newfield Exploration Co. (b)                  152,800       2,922,300
Stone Energy Corp. (b)                        120,000       3,210,000
Tom Brown, Inc. (b)                            70,000       1,277,500
                                                        ---------------
                                                           11,129,800
                                                        ---------------
Pollution Control--Equipment--1.2%
Culligan Water Technologies, Inc. (b)          75,000       3,065,625
                                                        ---------------
Pollution Control--Services--3.3%
Newpark Resources, Inc. (b)                    60,000       2,692,500
Philip Environmental, Inc. (b)                170,000       2,677,500
Tetra Tech, Inc. (b)                          203,000       2,892,750
                                                        ---------------
                                                            8,262,750
                                                        ---------------
Retail--Apparel/Shoe--1.6%
Pacific Sunwear of California (b)              60,000       1,875,000
Ross Stores, Inc.                              73,100       2,055,937
                                                        ---------------
                                                            3,930,937
                                                        ---------------
Retail--Discount & Variety--3.1%
Mac Frugals Bargains Close-Outs, Inc. (b)     100,000       2,925,000
Stein Mart, Inc. (b)                           85,000       2,465,000
Tuesday Morning Corp. (b)                      90,000       2,542,500
                                                        ---------------
                                                            7,932,500
                                                        ---------------
Retail--Mail Order & Direct--0.7%
dELiA*s, Inc. (b)                             100,000       1,700,000
                                                        ---------------
Shoes & Related Apparel--1.2%
Wolverine World Wide, Inc.                     74,000       2,978,500
                                                        ---------------
Steel--Specialty Alloys--0.5%
Special Metals Corp. (b)                       95,000       1,341,875
                                                        ---------------
Telecommunications--Equipment--2.1%
Digital Microwave Corp. (b)                    45,000       1,158,750
MRV Communications, Inc. (b)                   96,000       1,980,000
P-Com, Inc. (b)                                26,500         758,562
Spectrian Corp. (b)                           105,000       1,391,250
                                                        ---------------
                                                            5,288,562
                                                        ---------------
Transportation--Air Freight--0.3%
Eagle USA Airfreight, Inc. (b)                 35,500         710,000
                                                        ---------------
Transportation--Equipment Manufacturer--1.0%
Halter Marine Group, Inc. (b)                 126,100       2,474,713
                                                        ---------------
Transportation--Services--0.5%
Expeditors International of
  Washington, Inc. (b)                         55,000       1,375,000
                                                        ---------------
Transportation--Truck--3.2%
JB Hunt Transport Services, Inc.              192,100       2,665,387
Swift Transportation Co., Inc. (b)             90,000       2,565,000
USFreightways Corp.                           107,000       2,889,000
                                                        ---------------
                                                            8,119,387
                                                        ---------------

TOTAL COMMON STOCKS
(Identified cost $198,309,640)                            196,017,812
                                                        ---------------
FOREIGN COMMON STOCKS--1.7%
Electric--Semiconductor Equipment--1.7%
ASM Lithography Holding NV
  (Netherlands) (b)                             54,000       4,293,000
                                                        ---------------
TOTAL FOREIGN COMMON STOCKS
(Identified cost $4,000,712)                                4,293,000
                                                        ---------------
TOTAL LONG-TERM INVESTMENTS--79.3%
(Identified cost $202,310,352)                            200,310,812
                                                        ---------------

                                     STANDARD
                                     & POOR'S      PAR
                                      RATING      VALUE
                                   (Unaudited)    (000)
                                   ------------  --------
SHORT-TERM OBLIGATIONS--20.6%
Commercial Paper--18.9%
Shell Oil Co. 5.58%, 5-1-97            A-1+      $3,600      3,600,000
Amoco Co. 5.52%, 5-2-97                A-1+       2,895      2,894,556
Exxon Imperial U.S., Inc. 5.55%,
  5-2-97                               A-1+       3,485      3,484,463
DuPont (E.I.) de Nemours & Co.
  5.28%, 5-5-97                        A-1+       1,980      1,978,838
McKenna Triangle National Corp.
  5.56%, 5-6-97                        A-1+       5,550      5,545,714
Minnesota Mining & Manufacturing
  Co. 5.27%, 5-7-97                    A-1+         540        539,526
Pfizer, Inc. 5.50%, 5-7-97             A-1+       2,105      2,103,070
Greenwich Funding Corp. 5.54%,
  5-12-97                              A-1+       1,579      1,576,327
Heinz (H.J.) Co. 5.47%, 5-20-97        A-1        3,040      3,031,224
Warner-Lambert Co. 5.52%, 5-20-97      A-1+       2,800      2,791,843
Pfizer, Inc. 5.47%, 5-29-97            A-1+       4,500      4,480,855
Private Export Funding Corp.
  5.35%, 5-29-97                       A-1+       3,300       3,284,437
Heinz (H.J.) Co. 5.50%, 5-30-97        A-1        3,625       3,608,939
Potomac Electric Power Co. 5.53%,
  6-3-97                               A-1        5,200       5,173,640
General Re Corp. 5.55%, 6-13-97        A-1+       3,774       3,748,982
                                                          ---------------
                                                             47,842,414
                                                          ---------------
Federal Agency Securities--1.7%
Federal Home Loan Banks 5.34%, 5-23-97            1,215       1,211,035
Federal National Mortgage Assoc. 5.28%,
 6-5-97                                           3,000       2,983,446
                                                          ---------------
                                                              4,194,481
                                                          ---------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $52,039,881)                                52,036,895
                                                          ---------------
TOTAL INVESTMENTS--99.9%
(Identified cost $254,350,233)                              252,347,707(a)
Cash and receivables, less liabilities--0.1%                    387,920
                                                          ---------------
NET ASSETS--100.0%                                         $252,735,627
                                                          ===============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $9,105,186 and gross depreciation of $12,666,905 for income tax purposes. At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $255,909,426.
(b) Non-income producing.


                       See Notes to Financial Statements

Phoenix Small Cap Fund
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 1997

Assets
Investment securities at value
  (Identified cost $254,350,233)                        $252,347,707
Cash                                                          52,792
Receivables
 Investment securities sold                               27,471,925
 Fund shares sold                                            784,341
 Dividends and interest                                       48,825
                                                       ---------------
  Total assets                                           280,705,590
                                                       ---------------

Liabilities
Payables
 Investment securities purchased                          27,119,880
 Fund shares repurchased                                     382,295
 Investment advisory fee                                     157,418
 Distribution fee                                            113,326
 Financial agent fee                                          10,204
 Transfer agent fee                                           80,510
 Trustees' fee                                                 4,203
Accrued expenses                                             102,127
                                                       ---------------
  Total liabilities                                       27,969,963
                                                       ---------------
Net Assets                                              $252,735,627
                                                       ===============

Net Assets Consist of:
Capital paid in on shares of beneficial interest        $280,182,727
Accumulated net realized loss                            (25,444,574)
Net unrealized depreciation                               (2,002,526)
                                                       ---------------
Net Assets                                              $252,735,627
                                                       ===============
Class A
Shares of beneficial interest outstanding, $0.0001
 par value, unlimited authorization
 (Net Assets $155,088,978)                                10,972,539

Net asset value per share                                     $14.13
Offering price per share
  $14.13/(1-4.75%)                                            $14.83

Class B
Shares of beneficial interest outstanding, $0.0001
 par value, unlimited authorization
 (Net Assets $97,646,649)                                  6,984,075

Net asset value and offering price per share                  $13.98


                           STATEMENT OF OPERATIONS
                          YEAR ENDED APRIL 30, 1997

Investment Income
Interest                                                  $  2,649,688
Dividends                                                      240,469
                                                         ---------------
  Total investment income                                    2,890,157
                                                         ---------------
Expenses
Investment advisory fee                                      1,994,519
Distribution fee--Class A                                      423,679
Distribution fee--Class B                                      964,642
Financial agent fee                                             96,250
Transfer agent                                                 621,523
Registration                                                   122,073
Printing                                                        51,720
Professional                                                    31,818
Custodian                                                       26,283
Trustees                                                        18,260
Miscellaneous                                                   11,204
                                                         ---------------
  Total expenses                                             4,361,971
                                                         ---------------
Net investment loss                                         (1,471,814)
                                                         ---------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on securities                            (25,221,777)
Net change in unrealized appreciation (depreciation)
  on investments                                           (27,980,129)
                                                         ---------------

Net loss on investments                                    (53,201,906)
                                                         ---------------
Net decrease in net assets resulting from operations      $(54,673,720)
                                                         ===============


                       See Notes to Financial Statements

Phoenix Small Cap Fund
--------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                    From Inception
                                                                 Year Ended       October 16, 1995 to
                                                               April 30, 1997       April 30, 1996
                                                              ---------------     -------------------
From Operations
 Net investment income (loss)                                  $  (1,471,814)      $   (198,222)
 Net realized gain (loss)                                        (25,221,777)           478,693
 Net change in unrealized appreciation (depreciation)            (27,980,129)        25,977,603
                                                               --------------      -------------
 Increase (decrease) in net assets resulting from operations     (54,673,720)        26,258,074
                                                               --------------      -------------
From Distributions to Shareholders
 Net realized gains--Class A                                        (183,926)                --
 Net realized gains--Class B                                        (108,414)                --
 In excess of net investment income--Class A                              --            (12,168)
 In excess of accumulated net realized gains--Class A               (141,528)                --
 In excess of accumulated net realized gains--Class B                (83,423)                --
                                                               --------------      -------------
 Decrease in net assets from distributions to shareholders          (517,291)           (12,168)
                                                               --------------      -------------
From Share Transactions
Class A
 Proceeds from sales of shares (12,800,790 and
   6,072,940 shares, respectively)                               216,824,086         81,698,360
 Net asset value of shares issued from reinvestment
   of distributions (18,203 and 928 shares, respectively)            304,365             11,748
 Cost of shares repurchased (7,723,733 and 196,589
   shares, respectively)                                        (126,330,628)        (2,715,491)
                                                               --------------      -------------
Total                                                             90,797,823         78,994,617
                                                               --------------      -------------
Class B
 Proceeds from sales of shares (5,355,420 and 2,768,695
   shares, respectively)                                          90,761,953         39,161,690
 Net asset value of shares issued from reinvestment
  of distributions (9,754 and 0 shares, respectively)                161,819                 --
 Cost of shares repurchased (1,088,642 and 61,152
   shares, respectively)                                         (17,334,625)          (862,545)
                                                               --------------      -------------
Total                                                             73,589,147         38,299,145
                                                               --------------      -------------
 Increase in net assets from share transactions                  164,386,970        117,293,762
                                                               --------------      -------------
 Net increase in net assets                                      109,195,959        143,539,668
Net Assets
 Beginning of period                                             143,539,668                  0
                                                               --------------      -------------
 End of period (including undistributed net
   investment income of $0 and $0, respectively)               $ 252,735,627       $143,539,668
                                                               ==============      =============


                       See Notes to Financial Statements

Phoenix Small Cap Fund
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                            Class A                       Class B
                                                -----------------------------   -----------------------------
                                                               From Inception                From Inception
                                                  Year Ended    10/16/95 to     Year Ended     10/16/95 to
                                                   4/30/97        4/30/96        4/30/97         4/30/96
                                                 ------------ ---------------- ------------  ----------------
Net asset value, beginning of period               $16.74         $10.00          $16.68        $10.00
Income from investment operations
 Net investment income (loss)                       (0.05)(5)      (0.04)(1)(5)    (0.17)(5)     (0.09)(1)(5)
 Net realized and unrealized gain (loss)            (2.53)          6.79           (2.50)         6.77
                                                 ----------     ----------       ---------     --------
  Total from investment operations                  (2.58)          6.75           (2.67)         6.68
                                                 ----------     ----------       ---------     --------
Less distributions
 Dividends from net investment income                  --             --              --            --
 Dividends from net realized gains                  (0.02)            --           (0.02)           --
 In excess of net investment income                    --          (0.01)             --            --
 In excess of accumulated net realized gains        (0.01)            --           (0.01)           --
                                                 ----------     ----------       ---------     --------
  Total distributions                               (0.03)         (0.01)          (0.03)           --
                                                 ----------     ----------       ---------     --------
Change in net asset value                           (2.61)          6.74           (2.70)         6.68
                                                 ----------     ----------       ---------     --------
Net asset value, end of period                     $14.13         $16.74          $13.98       $ 16.68
                                                 ==========     ==========       =========     ========
Total return (2)                                   (15.43)%        67.48%(4)      (16.03)%       66.80%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)            $155,089        $98,372         $97,647       $45,168
Ratio to average net assets of:
 Expenses                                            1.37%          1.50%(3)        2.12%         2.26%(3)
 Net investment income (loss)                       (0.28)%        (0.53)%(3)      (1.03)%       (1.44)%(3)
Portfolio turnover                                    325%           103%(4)         325%          103%(4)
Average commission rate paid (6)                  $0.0540        $0.0657         $0.0540       $0.0657



(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $0.02, respectively.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized
(4)  Not annualized
(5)  Computed using average shares outstanding.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

Phoenix Strategic Theme Fund
--------------------------------------------------------------------------------

                          INVESTMENTS AT APRIL 30, 1997


                                              SHARES      VALUE
                                             --------  -------------

COMMON STOCKS-- 73.9%
Banks--Foreign--1.0%
 BanPonce Corp.                                37,000    $1,262,625
                                                       -------------
Banks--Money Center--1.0%
 Chase Manhattan Corp.                         14,000     1,296,750
                                                       -------------
Banks--Southeast--1.0%
 First American Corp.                          19,000     1,244,500
                                                       -------------
Banks--Super Regional--1.0%
 Fleet Financial Group, Inc.                   21,000     1,281,000
                                                       -------------
Commercial Services--Schools--1.3%
 Education Management Corp. (b)                50,000     1,100,000
 ITT Educational Services, Inc. (b)            25,000       568,750
                                                       -------------
                                                          1,668,750
                                                       -------------
Computer--Local Networks--2.1%
 Ascend Communications, Inc. (b)               59,000     2,699,250
                                                       -------------
Computer--Memory Devices--4.3%
 Quantum Corp. (b)                             45,000     1,875,938
 Seagate Technology, Inc. (b)                  38,000     1,743,250
 Western Digital Corp. (b)                     30,000     1,848,750
                                                       -------------
                                                          5,467,938
                                                       -------------
Computer--Services--1.5%
 America Online, Inc. (b)                      42,000     1,895,250
                                                       -------------
Computer--Software--1.2%
 Compuware Corp. (b)                           42,000     1,585,500
                                                       -------------
Cosmetics/Personal Care--0.4%
 Weider Nutrition International, Inc. (b)      42,600       468,600
                                                       -------------
Diversified Operations--1.1%
 Corning, Inc.                                 28,000     1,351,000
                                                       -------------
Electric--Semiconductor Equipment--4.5%
 Applied Materials, Inc. (b)                   54,000     2,963,250
 Teradyne, Inc. (b)                            85,000     2,783,750
                                                       -------------
                                                          5,747,000
                                                       -------------
Electric--Semiconductor Manufacturing--4.5%
 Altera Corp. (b)                              27,000     1,338,187
 LSI Logic Corp. (b)                           65,000     2,486,250
 Xilinx, Inc. (b)                              40,000     1,960,000
                                                       -------------
                                                          5,784,437
                                                       -------------
Electrical--Equipment--1.0%
 General Electric Co.                          12,000     1,330,500
                                                       -------------
Finance--Equity REITS--4.1%
 Equity Residential Properties Trust           35,000     1,531,250
 Essex Property Trust, Inc.                    40,000     1,170,000
 Patriot American Hospitality, Inc.            58,000     1,247,000
 Starwood Lodging Trust                        33,000     1,270,500
                                                       -------------
                                                          5,218,750
                                                       -------------
Finance--Investment Bankers--3.6%
 Charles Schwab Corp.                          55,000     2,014,375
 Merrill Lynch & Co., Inc.                     14,000     1,333,500
 Morgan Stanley Group, Inc.                    20,000     1,262,500
                                                       -------------
                                                          4,610,375
                                                       -------------
Financial Services--Miscellaneous--1.1%
 SunAmerica, Inc.                              31,000     1,426,000
                                                       -------------
Insurance--Diversified--2.2%
 Travelers Group, Inc.                         51,000     2,824,125
                                                       -------------
Insurance--Life--6.7%
 Conseco, Inc.                                 65,000     2,689,375
 Lincoln National Corp.                        23,000     1,288,000
 Providian Corp.                               44,000     2,541,000
 Torchmark Corp.                               32,000     1,988,000
                                                       -------------
                                                          8,506,375
                                                       -------------
Insurance--Property/Casualty/Title--3.5%
 Ace, Ltd.                                     30,000     1,800,000
 Allstate Corp.                                20,000     1,310,000
 American International Group, Inc.            11,000     1,413,500
                                                       -------------
                                                          4,523,500
                                                       -------------
Medical--Drug/Diversified--1.1%
 Johnson & Johnson                             23,000     1,408,750
                                                       -------------
Medical--Ethical Drugs--2.1%
 Pfizer, Inc.                                  14,000     1,344,000
 Schering-Plough Corp.                         16,000     1,280,000
                                                       -------------
                                                          2,624,000
                                                       -------------
Oil & Gas--Drilling--4.4%
 Diamond Offshore Drilling (b)                 50,000     3,218,750
 ENSCO International, Inc. (b)                 51,000     2,422,500
                                                       -------------
                                                          5,641,250
                                                       -------------
Oil & Gas--International Integrated--1.5%
 Exxon Corp.                                   34,000     1,925,250
                                                       -------------
Oil & Gas--Machinery/Equipment--4.5%
 Cooper Cameron Corp. (b)                      28,000    1,995,000
 Smith International, Inc. (b)                 54,000    2,558,250
 Varco International, Inc. (b)                 50,000    1,150,000
                                                       -------------
                                                         5,703,250
                                                       -------------
Oil & Gas--Refining--0.9%
 Trizec Hahn Corp.                             50,000    1,093,750
                                                       -------------
Pollution Control--Equipment--0.9%
 Ionics, Inc. (b)                              25,000    1,150,000
                                                       -------------
Pollution Control--Services--2.8%
 Newpark Resources, Inc. (b)                   40,000    1,795,000
 Philip Environmental, Inc. (b)                40,000      630,000
 U.S.A. Waste Services, Inc. (b)               37,000    1,211,750
                                                       -------------
                                                         3,636,750
                                                       -------------
Real Estate Operations--0.8%
 Fairfield Communities, Inc. (b)               40,000    1,040,000
                                                       -------------
Retail--Major Discount Chains--1.0%
 Costco Co., Inc. (b)                          44,000    1,270,500
                                                       -------------
Transportation--Airline--2.0%
 UAL Corp. (b)                                 17,000    1,264,375
 U.S. Air Group, Inc. (b)                      40,000    1,295,000
                                                       -------------
                                                         2,559,375
                                                       -------------


                       See Notes to Financial Statements

Phoenix Strategic Theme Fund
--------------------------------------------------------------------------------


                                          SHARES      VALUE
                                         --------  -------------

Transportation--Truck--4.5%
 CNF Transportation, Inc.                  78,000   $ 2,320,500
 USFreightways Corp.                       58,000     1,566,000
 Yellow Corp. (b)                          95,000     1,828,750
                                                   -------------
                                                      5,715,250
                                                   -------------
Utility--Water Supply--0.3%
 Southwest Water Co.                       25,800       341,850
                                                   -------------
TOTAL COMMON STOCKS
 (Identified cost $91,969,841)                       94,302,200
                                                   -------------
FOREIGN COMMON STOCKS--1.9%
Medical--Ethical Drugs--1.9%
 Teva Pharmaceutical Industries, Ltd.
  Sponsored ADR (Israel) (b)               47,000     2,385,250
                                                   -------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $2,494,912)                         2,385,250
                                                   -------------
TOTAL LONG-TERM INVESTMENTS--75.8%
 (Identified cost $94,464,753)                       96,687,450
                                                   -------------


                              STANDARD
                              & POOR'S      PAR
                               RATING      VALUE
                             (Unaudited)   (000)
                            ------------  --------

SHORT-TERM OBLIGATIONS-- 29.8%
Commercial Paper--24.6%
 Asset Securitization
  Cooperative Corp. 5.65%,
  5-1-97                         A-1+       $4,746       4,746,000
 Ciesco L.P. 5.55%, 5-1-97       A-1+        3,000       3,000,000
 Exxon Imperial U.S., Inc.
  5.55%, 5-2-97                  A-1+        1,805       1,804,722
 Preferred Receivables
  Funding Corp. 5.33%,
  5-2-97                         A-1           520         519,923
International Lease Finance
  Corp. 5.32%, 5-5-97            A-1         2,215       2,213,331
 Merrill Lynch & Co., Inc.
  5.57%, 5-7-97                  A-1+        2,195       2,192,962
 Amoco Co. 5.40%, 5-9-97         A-1+        3,500       3,495,800
 General Electric Capital
  Corp. 5.46%, 5-15-97           A-1+        2,900       2,893,842
 Heinz (H.J.) Co. 5.47%,
  5-20-97                        A-1         3,800       3,789,030
 Greenwich Funding Corp.
  5.54%, 5-21-97                 A-1+        2,520       2,512,244
 Pfizer, Inc. 5.47%, 5-29-97     A-1+        1,585       1,578,257
 Private Export Funding
  Corp. 5.35%, 5-29-97           A-1+        2,730       2,717,125
                                                     ---------------
                                                        31,463,236
                                                     ---------------
Federal Agency Securities--5.2%
 Federal Home Loan Banks 5.34%, 5-23-97      3,640       3,628,121
 Federal National Mortgage Assoc. 5.28%,
  6-5-97                                     3,000       2,983,446
                                                     ---------------
                                                         6,611,567
                                                     ---------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $38,077,832)                          38,074,803
                                                     ---------------
TOTAL INVESTMENTS--105.6%
 (Identified cost $132,542,585)                        134,762,253(a)
 Cash and receivables, less liabilitites--(5.6%)        (7,092,363)
                                                     ---------------
NET ASSETS--100.0%                                    $127,669,890
                                                     ===============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,320,579 and gross depreciation of $1,808,462 for income tax purposes. At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $133,250,136.
(b) Non-income producing.


                        See Notes to Financial Statements

Phoenix Strategic Theme Fund
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 1997

Assets
Investment securities at value
  (Identified cost $132,542,585)                        $134,762,253
Cash                                                           3,652
Receivables
 Investment securities sold                               13,910,103
 Fund shares sold                                            356,640
 Dividends and interest                                       20,880
                                                       ---------------
  Total assets                                           149,053,528
                                                       ---------------

Liabilities
Payables
 Investment securities purchased                          20,930,845
 Fund shares repurchased                                     202,155
 Investment advisory fee                                      77,836
 Distribution fee                                             56,048
 Transfer agent fee                                           29,709
 Financial agent fee                                           5,959
 Trustees' fee                                                 4,215
Accrued expenses                                              76,871
                                                       ---------------
  Total liabilities                                       21,383,638
                                                       ---------------
Net Assets                                              $127,669,890
                                                       ===============

Net Assets Consist of:
Capital paid in on shares of beneficial interest        $126,312,012
Undistributed net investment income                          199,760
Accumulated net realized loss                             (1,061,550)
Net unrealized appreciation                                2,219,668
                                                       ---------------
Net Assets                                              $127,669,890
                                                       ===============
Class A
Shares of beneficial interest outstanding, $0.0001
 par value, unlimited authorization
 (Net Assets $77,827,000)                                  6,468,295

Net asset value per share                                     $12.03
Offering price per share
  $12.03/(1-4.75%)                                            $12.63

Class B
Shares of beneficial interest outstanding, $0.0001
 par value, unlimited authorization
 (Net Assets $49,842,890)                                  4,183,620

Net asset value and offering price per share                  $11.91


                           STATEMENT OF OPERATIONS
                          YEAR ENDED APRIL 30, 1997

Investment Income
Interest                                                  $ 1,175,498
Dividends                                                     704,060
                                                         --------------
  Total investment income                                   1,879,558
                                                         --------------
Expenses
Investment advisory fee                                       742,401
Distribution fee--Class A                                     161,426
Distribution fee--Class B                                     344,165
Financial agent fee                                            41,154
Transfer agent                                                168,715
Registration                                                   86,695
Printing                                                       25,451
Professional                                                   25,318
Custodian                                                      22,000
Trustees                                                       18,258
Miscellaneous                                                   7,691
                                                         --------------
  Total expenses                                            1,643,274
                                                         --------------
Net investment income                                         236,284
                                                         --------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on securities                              (564,658)
Net realized gain on foreign currency transactions                165
Net change in unrealized appreciation (depreciation)
  on investments                                           (4,414,137)
                                                         --------------

Net loss on investments                                    (4,978,630)
                                                         --------------
Net decrease in net assets resulting from operations      $(4,742,346)
                                                         ==============


                       See Notes to Financial Statements

Phoenix Strategic Theme Fund
--------------------------------------------------------------------------------


                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                        From Inception
                                                                   Year Ended        October 16, 1995 to
                                                                 April 30, 1997         April 30, 1996
                                                                 ---------------     -------------------
From Operations
 Net investment income (loss)                                    $    236,284          $   (35,677)
 Net realized gain (loss)                                            (564,493)            (376,137)
 Net change in unrealized appreciation (depreciation)              (4,414,137)           6,633,805
                                                                ---------------      -----------------
 Increase (decrease) in net assets resulting from operations       (4,742,346)           6,221,991
                                                                ---------------      -----------------
From Distributions to Shareholders
 Net investment income--Class A                                       (58,137)                  --
 Net investment income--Class B                                            --                   --
 In excess of accumulated net realized gains--Class A                 (75,556)                  --
 In excess of accumulated net realized gains--Class B                 (45,199)                  --
 Tax return of capital--Class A                                            --              (25,935)
 Tax return of capital--Class B                                            --               (1,782)
                                                                ---------------      -----------------
 Decrease in net assets from distributions to shareholders           (178,892)             (27,717)
                                                                ---------------      -----------------
From Share Transactions
Class A
 Proceeds from sales of shares (5,618,602 and
   2,760,919 shares, respectively)                                 70,489,900           29,305,894
 Net asset value of shares issued from reinvestment
   of distributions (9,860 and 2,423 shares,
   respectively)                                                      124,426               25,417
 Cost of shares repurchased (1,859,542 and
   63,967 shares, respectively)                                   (23,252,060)            (743,134)
                                                                ---------------      -----------------
Total                                                              47,362,266           28,588,177
                                                                ---------------      -----------------
Class B
 Proceeds from sales of shares (3,501,688 and
   992,960 shares, respectively)                                   43,480,458           10,820,691
 Net asset value of shares issued from reinvestment
   of distributions (3,161 and 161 shares, respectively)               39,607                1,682
 Cost of shares repurchased (287,858 and
   26,492 shares, respectively)                                    (3,604,353)            (291,674)
                                                                ---------------      -----------------
Total                                                              39,915,712           10,530,699
                                                                ---------------      -----------------
 Increase in net assets from share transactions                    87,277,978           39,118,876
                                                                ---------------      -----------------
 Net increase in net assets                                        82,356,740           45,313,150
Net Assets
 Beginning of period                                               45,313,150                    0
                                                                ---------------      -----------------
 End of period (including undistributed net
  investment income of $199,760 and $0, respectively)            $127,669,890          $45,313,150
                                                                ===============      =================


                      See Notes to Financial Statements

Phoenix Strategic Theme Fund
--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)

                                                            Class A                       Class B
                                                 -----------------------------  -----------------------------
                                                               From Inception                From Inception
                                                  Year Ended    10/16/95 to     Year Ended     10/16/95 to
                                                   4/30/97        4/30/96        4/30/97         4/30/96
                                                 ------------ ---------------- ------------  ----------------
Net asset value, beginning of period                 $12.37       $10.00          $12.33          $10.00
Income from investment operations (7)
 Net investment income (loss)                          0.06(5)     (0.00)(1)(5)    (0.03)(5)       (0.06)(1)(5)
 Net realized and unrealized gain (loss)              (0.38)        2.39           (0.38)           2.40
                                                 ------------ ---------------- ------------  ----------------
  Total from investment operations                    (0.32)        2.39           (0.41)           2.34
                                                 ------------ ---------------- ------------  ----------------
Less distributions
 Dividends from net investment income                 (0.01)          --              --              --
 In excess of accumulated net realized gains          (0.01)          --           (0.01)             --
 Tax return of capital                                   --        (0.02)             --           (0.01)
                                                 ------------ ---------------- ------------  ----------------
  Total distributions                                 (0.02)       (0.02)          (0.01)          (0.01)
                                                 ------------ ---------------- ------------  ----------------
Change in net asset value                             (0.34)        2.37           (0.42)           2.33
                                                 ------------ ---------------- ------------  ----------------
Net asset value, end of period                       $12.03       $12.37          $11.91          $12.33
                                                 ============ ================ ============  ================
Total return (2)                                      (2.57)%      23.89% (4)      (3.31)%         23.41% (4)
Ratios/supplemental data:
Net assets, end of period (thousands)               $77,827      $33,393         $49,843         $11,920
Ratio to average net assets of:
 Expenses                                              1.40%        1.40% (3)       2.15%           2.16% (3)
 Net investment income (loss)                          0.49%       (0.09)% (3)     (0.23)%         (1.06)% (3)
Portfolio turnover                                      532%         175% (4)        532%            175% (4)
Average commission rate paid (6)                    $0.0590      $0.0663         $0.0590         $0.0663


(1) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.04, respectively.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized
(4)  Not annualized
(5)  Computed using average shares outstanding.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                        See Notes to Financial Statements

PHOENIX EQUITY OPPORTUNITIES FUND
--------------------------------------------------------------------------------


                          INVESTMENTS AT APRIL 30, 1997

                                              SHARES        VALUE
                                             ---------  --------------

COMMON STOCKS--87.8%
Advertising--1.0%
 Outdoor Systems, Inc. (b)                     61,800    $ 1,714,950
                                                        --------------
Auto & Truck Parts--1.7%
 Cummins Engine Co., Inc.                      50,000      2,806,250
                                                        --------------
Banks--6.2%
 BankAmerica Corp.                             23,000      2,688,125
 Chase Manhattan Corp.                         70,000      6,483,750
 Zions Bancorporation                           7,800        986,700
                                                        --------------
                                                          10,158,575
                                                        --------------
Computer Software & Services--10.8%
 America Online, Inc. (b)                      60,000      2,707,500
 Computer Associates International, Inc.       60,000      3,120,000
 HBO & Co.                                     71,100      3,803,850
 McAfee Associates, Inc. (b)                   50,000      2,787,500
 Microsoft Corp. (b)                           20,000      2,430,000
 Veritas Software Corp. (b)                    60,000      2,017,500
 Visio Corp. (b)                               18,100        918,575
                                                        --------------
                                                          17,784,925
                                                        --------------
Cosmetics & Soaps--1.5%
 Clorox Co.                                    20,000      2,547,500
                                                        --------------
Diversified Financial Services--3.3%
 American Express Co.                          50,000      3,293,750
 Conseco, Inc.                                 50,000      2,068,750
                                                        --------------
                                                           5,362,500
                                                        --------------
Diversified Miscellaneous--0.7%
 Central Garden & Pet Co. (b)                  60,000      1,196,250
                                                        --------------
Electrical Equipment--0.5%
 Westinghouse Electric Corp.                   50,000        850,000
                                                        --------------
Electronics--8.4%
 Datum, Inc. (b)                               25,000        581,250
 Dupont Photomasks, Inc. (b)                   60,700      2,906,013
 Level One Communications, Inc. (b)            26,100        835,200
 Micron Technology, Inc.                      100,000      3,525,000
 SCI Systems, Inc. (b)                         40,000      2,470,000
 Texas Instruments, Inc.                       40,000      3,570,000
                                                        --------------
                                                          13,887,463
                                                        --------------
Entertainment, Leisure & Gaming--3.8%
 Time Warner, Inc.                             75,000      3,375,000
 Walt Disney Co.                               35,000      2,870,000
                                                        --------------
                                                           6,245,000
                                                        --------------
Healthcare--Diversified--1.2%
 Bristol-Myers Squibb Co.                      30,000      1,965,000
                                                        --------------
Healthcare--Drugs--4.5%
 Eli Lilly & Co.                               40,000      3,515,000
 Pfizer, Inc.                                  40,000      3,840,000
                                                        --------------
                                                           7,355,000
                                                        --------------
Hospital Management & Services--1.4%
 Oxford Health Plans, Inc. (b)                 35,000      2,305,625
                                                        --------------
Household Furnishings & Appliances--1.0%
 Sunbeam Corp., Inc.                           50,000      1,587,500
                                                        --------------
Insurance--5.7%
 Allstate Corp.                                55,000      3,602,500
 Progressive Corp.                             35,000      2,664,375
 Unum Corp.                                    40,000      3,080,000
                                                        --------------
                                                           9,346,875
                                                        --------------
Medical Products & Supplies--1.9%
 Johnson & Johnson                             50,000      3,062,500
                                                        --------------
Oil Service & Equipment--9.9%
 Diamond Offshore Drilling (b)                 55,100      3,547,063
 Global Marine, Inc. (b)                       89,200      1,795,150
 Noble Drilling Corp. (b)                     120,000      2,085,000
 Schlumberger Ltd.                             40,000      4,430,000
 Smith International, Inc. (b)                 40,000      1,895,000
 Transocean Offshore, Inc.                     42,900      2,600,812
                                                        --------------
                                                          16,353,025
                                                        --------------
Pollution Control--2.0%
 U.S.A. Waste Services, Inc. (b)               50,000      1,637,500
 United Waste Systems, Inc. (b)                48,700      1,643,625
                                                        --------------
                                                           3,281,125
                                                        --------------
Professional Services--2.5%
 HFS, Inc. (b)                                 70,000      4,147,500
                                                        --------------
Publishing, Broadcasting, Printing & Cable--5.0%
 Clear Channel Communications,
  Inc. (b)                                     80,000      3,880,000
 Heftel Broadcasting Corp. Class A (b)         28,500      1,425,000
 New York Times Co.                            70,000      3,027,500
                                                        --------------
                                                           8,332,500
                                                        --------------
REITS--3.5%
 General Growth Properties                     53,500      1,705,312
 Patriot American Hospitality, Inc.           192,200      4,132,300
                                                        --------------
                                                           5,837,612
                                                        --------------
Retail--1.8%
 Home Depot, Inc.                              50,000      2,900,000
                                                        --------------
Telecommunications Equipment--1.4%
 Lucent Technologies, Inc.                     40,000      2,365,000
                                                        --------------
Utility--Gas--1.7%
 Sonat, Inc.                                   50,000      2,856,250
                                                        --------------
Utility--Telephone--6.4%
 Bell Atlantic Corp.                           80,000      5,420,000
 NYNEX Corp.                                  100,000      5,175,000
                                                        --------------
                                                          10,595,000
                                                        --------------
TOTAL COMMON STOCKS
 (Identified cost $140,327,941)                          144,843,925
                                                        --------------
FOREIGN COMMON STOCKS--4.4%
Machinery--2.2%
 ASM Lithography Holding NV
  (Netherlands) (b)                            45,000      3,577,500
                                                        --------------


                       See Notes to Financial Statements

PHOENIX EQUITY OPPORTUNITIES FUND
--------------------------------------------------------------------------------


                                    SHARES       VALUE
                                    -------- -------------

Utility--Telephone--2.2%
 Telecomunicacoes Brasileiras SA--
  Telebras Sponsored ADR (Brazil)    32,200   $  3,694,950
                                             -------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $6,246,485)                    7,272,450
                                             -------------
WARRANTS--3.4%
Electronics--3.4%
 Intel Warrants (b)                  50,000      5,643,750
                                             -------------
TOTAL WARRANTS
 (Identified cost $5,352,501)                    5,643,750
                                             -------------
TOTAL LONG-TERM INVESTMENTS--95.6%
 (Identified cost $151,926,927)                157,760,125
                                             -------------


                              STANDARD
                              & POOR'S     PAR
                               RATING     VALUE
                            (Unaudited)   (000)
                            -----------  --------

SHORT-TERM OBLIGATIONS--19.9%
Commercial Paper--12.3%
 Anheuser-Busch Cos., Inc.
  5.55%, 5-1-97                 A-1+      $1,590       1,590,000
 Ciesco L.P. 5.55%, 5-1-97      A-1+       6,985       6,985,000
 Campbell Soup Co. 5.50%,
  5-8-97                        A-1+       4,015       4,010,706
 Cargill, Inc. 5.45%,
  5-15-97                       A-1+       3,075       3,068,483
 Corporate Asset Funding
  Co., Inc. 5.53%, 5-16-97      A-1+       3,965       3,955,864
 General Electric Capital
  Corp. 5.55%, 6-13-97          A-1+         750         745,028
                                                   ---------------
                                                      20,355,081
                                                   ---------------
Federal Agency Securities--7.5%
 Federal Home Loan Banks 5.28%, 5-1-97     5,830       5,830,000
 Federal Home Loan Mortgage Corp.
  5.34%, 5-5-97                            6,500       6,496,143
                                                   ---------------
                                                      12,326,143
                                                   ---------------
U.S. Treasury Bills--0.1%
 U.S. Treasury Bills 4.72%, 5-1-97           200         200,000
                                                   ---------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $32,881,224)                        32,881,224
                                                   ---------------
TOTAL INVESTMENTS--115.5%
 (Identified cost $184,808,151)                      190,641,349(a)
 Cash and receivables, less liabilities--(15.5%)     (25,579,524)
                                                   ---------------
NET ASSETS--100.0%                                  $165,061,825
                                                   ===============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,579,373 and gross depreciation of $2,611,794 for income tax purposes. At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $185,673,770.
(b) Non-income producing.


                       See Notes to Financial Statements

PHOENIX EQUITY OPPORTUNITIES FUND
--------------------------------------------------------------------------------


                     STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 1997

Assets
Investment securities at value
  (Identified cost $184,808,151)                        $190,641,349
Cash                                                           5,343
Receivables
 Investment securities sold                                8,208,018
 Fund shares sold                                              7,263
 Dividends and interest                                       69,442
                                                       ---------------
  Total assets                                           198,931,415
                                                       ---------------

Liabilities
Payables
 Investment securities purchased                          33,332,486
 Fund shares repurchased                                     260,565
 Investment advisory fee                                      95,330
 Transfer agent fee                                           53,991
 Distribution fee                                             35,031
 Financial agent fee                                           7,256
 Trustees' fee                                                 4,817
Accrued expenses                                              80,114
                                                       ---------------
  Total liabilities                                       33,869,590
                                                       ---------------
Net Assets                                              $165,061,825
                                                       ===============

Net Assets Consist of:
Capital paid in on shares of beneficial interest        $160,971,770
Accumulated net realized loss                             (1,743,143)
Net unrealized appreciation                                5,833,198
                                                       ---------------
Net Assets                                              $165,061,825
                                                       ===============
Class A
Shares of beneficial interest outstanding, $0.0001
 par value, unlimited authorization
 (Net Assets $163,395,627)                                23,713,170

Net asset value per share                                      $6.89
Offering price per share
  $6.89/(1-4.75%)                                              $7.23

Class B
Shares of beneficial interest outstanding, $0.0001
 par value, unlimited authorization
 (Net Assets $1,666,198)                                     246,110

Net asset value and offering price per share                   $6.77


                           STATEMENT OF OPERATIONS
                          YEAR ENDED APRIL 30, 1997


Investment Income
Dividend                                                  $    868,274
Interest                                                       630,929
Other income                                                   191,096
                                                         ---------------
  Total investment income                                    1,690,299
                                                         ---------------
Expenses
Investment advisory fee                                      1,408,901
Distribution fee--Class A                                      499,009
Distribution fee--Class B                                       16,682
Financial agent fee                                             73,819
Transfer agent                                                 317,994
Professional                                                    42,975
Printing                                                        35,482
Registration                                                    33,677
Trustees                                                        22,158
Custodian                                                       20,755
Miscellaneous                                                   14,121
                                                         ---------------
  Total expenses                                             2,485,573
                                                         ---------------
Net investment loss                                           (795,274)
                                                         ---------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             10,746,672
Net realized loss on foreign currency transactions              (9,207)
Net change in unrealized appreciation (depreciation)
  on investments                                           (33,047,467)
                                                         ---------------

Net loss on investments                                    (22,310,002)
                                                         ---------------
Net decrease in net assets resulting from operations      $(23,105,276)
                                                         ===============

                       See Notes to Financial Statements

PHOENIX EQUITY OPPORTUNITIES FUND
--------------------------------------------------------------------------------


                      STATEMENT OF CHANGES IN NET ASSETS

                                                            Year            Year
                                                            Ended           Ended
                                                       April 30, 1997  April 30, 1996
                                                      ---------------   ---------------
From Operations
 Net investment income (loss)                           $   (795,274)   $ (1,070,957)
 Net realized gain                                        10,737,465      27,906,869
 Net change in unrealized appreciation (depreciation)    (33,047,467)     29,337,807
                                                         -----------     -----------
 Increase (decrease) in net assets resulting from
  operations                                             (23,105,276)     56,173,719
                                                         -----------     -----------
From Distributions to Shareholders
 Net realized gains--Class A                             (21,357,244)    (20,539,261)
 Net realized gains--Class B                                (197,785)       (108,254)
 In excess of accumulated net realized gains--Class A     (1,175,456)             --
 In excess of accumulated net realized gains--Class B        (10,885)             --
                                                         -----------     -----------
 Decrease in net assets from distributions to
  shareholders                                           (22,741,370)    (20,647,515)
                                                         -----------     -----------
From Share Transactions
Class A
 Proceeds from sales of shares (1,544,352 and
  3,092,252 shares, respectively)                         13,235,186      24,946,255
 Net asset value of shares issued from reinvestment
  of distributions (2,020,340 and 1,944,177 shares,
  respectively)                                           16,243,531      14,853,511
 Cost of shares repurchased (4,096,555 and 5,081,608
  shares, respectively)                                  (34,291,172)    (41,255,024)
                                                         -----------     -----------
Total                                                     (4,812,455)     (1,455,258)
                                                         -----------     -----------
Class B
 Proceeds from sales of shares (115,267 and 129,377
  shares, respectively)                                      965,240       1,068,242
 Net asset value of shares issued from reinvestment
  of distributions (24,702 and 13,074, respectively)         195,636          99,234
 Cost of shares repurchased (48,133 and 59,229
  shares, respectively)                                     (387,617)       (481,915)
                                                         -----------     -----------
Total                                                        773,259         685,561
                                                         -----------     -----------
 Decrease in net assets from share transactions           (4,039,196)       (769,697)
                                                         -----------     -----------
 Net increase (decrease) in net assets                   (49,885,842)     34,756,507
Net Assets
 Beginning of period                                     214,947,667     180,191,160
                                                         -----------     -----------
 End of period (including undistributed net
  investment income of $0 and $0, respectively)         $165,061,825    $214,947,667
                                                         ===========     ===========


                       See Notes to Financial Statements

PHOENIX EQUITY OPPORTUNITIES FUND
--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)

                                                                            Class A
                                                  ------------------------------------------------------------
                                                                     Year Ended April 30,
                                                     1997         1996        1995        1994        1993
                                                 ------------ ------------ ---------------------- -----------
Net asset value, beginning of period               $   8.81     $   7.40    $   7.31    $   9.64    $   8.59
Income from investment operations
 Net investment income (loss)                         (0.03)(4)    (0.04)(4)    0.04        0.05        0.06
 Net realized and unrealized gain (loss)              (0.90)        2.34        0.58        0.57        1.34
                                                    -------      -------     -------     -------     -------
  Total from investment operations                    (0.93)        2.30        0.62        0.62        1.40
                                                    -------      -------     -------     -------     -------
Less distributions
 Dividends from net investment income                    --           --       (0.05)      (0.05)      (0.06)
 Dividends from net realized gains                    (0.94)       (0.89)      (0.48)      (2.90)      (0.29)
 In excess of accumulated net realized gains          (0.05)          --          --          --          --
                                                    -------      -------     -------     -------     -------
  Total distributions                                 (0.99)       (0.89)      (0.53)      (2.95)      (0.35)
                                                    -------      -------     -------     -------     -------
Change in net asset value                             (1.92)        1.41        0.09       (2.33)       1.05
                                                    -------      -------     -------     -------     -------
Net asset value, end of period                     $   6.89     $   8.81    $   7.40    $   7.31    $   9.64
                                                    =======      =======     =======     =======     =======
Total return (1)                                     (12.19)%      32.86%       9.16%       4.99%      16.50%
Ratios/supplemental data:
Net assets, end of period (thousands)              $163,396     $213,600    $179,666    $186,037    $215,570
Ratio to average net assets of:
 Expenses                                              1.23%        1.25 %      1.32%       1.26%       1.35%
 Net investment income (loss)                         (0.39)%      (0.53)%      0.60%       0.57%       0.67%
Portfolio turnover                                      412 %        302 %       358%        167%         31%
Average commission rate paid (5)                   $ 0.0543     $ 0.0600         N/A         N/A         N/A


                                                                 Class B
                                                  --------------------------------------
                                                                               From
                                                   Year Ended April 30,      Inception
                                                                            7/19/94 to
                                                     1997         1996        4/30/95
                                                 ------------ ------------ -------------
Net asset value, beginning of period               $  8.73      $  7.39       $ 7.28
Income from investment operations
 Net investment income (loss)                        (0.09)(4)    (0.10)(4)     0.00
 Net realized and unrealized gain (loss)             (0.88)        2.33         0.59
                                                    -------      -------      -------
  Total from investment operations                   (0.97)        2.23         0.59
                                                    -------      -------      -------
Less distributions
 Dividends from net investment income                   --           --           --
 Dividends from net realized gains                   (0.94)       (0.89)       (0.48)
 In excess of accumulated net realized gains         (0.05)          --           --
                                                    -------      -------      -------
  Total distributions                                (0.99)       (0.89)       (0.48)
                                                    -------      -------      -------
Change in net asset value                            (1.96)        1.34         0.11
                                                    -------      -------      -------
Net asset value, end of period                     $  6.77      $  8.73       $ 7.39
                                                    =======      =======      =======
Total return (1)                                    (12.79)%      31.92%        8.69%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)              $ 1,666      $ 1,348       $  525
Ratio to average net assets of:
 Expenses                                             1.98%        2.06%        2.15%(2)
 Net investment income (loss)                        (1.15)%      (1.18)%      (0.06)%(2)
Portfolio turnover                                     412%         302%         358%
Average commission rate paid (5)                   $0.0543      $0.0600          N/A


(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Strategic Equity Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Each Series has distinct investment objectives. The Small Cap Series seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential. The Strategic Theme Series seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Equity Opportunities Series seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks.

     Each Series offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997 (Continued)

F. Expenses:

     Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

G. Options:

     Each Series may purchase put or call options on securities and securities indices and foreign currencies for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series pays a premium which is included in the Series' Schedule of Investments and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Fund, the Advisers, Phoenix Investment Counsel, Inc. ("PIC") and National Securities and Research Corporation ("NSR"), indirect majority-owned subsidiaries of Phoenix Home Life Mutual Insurance Company ("PHL"), are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Series:


                                              1st         $1-2        $2+
Series                          Adviser    $1 Billion    Billion    Billion
----------------------------  ---------   ------------  --------- ----------

Small Cap Series                PIC          0.75%       0.70%      0.65%
Strategic Theme Series          PIC          0.75%       0.70%      0.65%
Equity Opportunities Series     NSR          0.70%       0.65%      0.60%


     The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Small Cap and Strategic Theme Series to the extent that other operating expenses (excluding investment advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.50% and 0.40%, respectively, of the average daily net assets of each Series.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $432,737 for Class A shares and deferred sales charges of $303,358 for Class B shares for the year ended April 30, 1997. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of each Series. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 1997, $1,588,806 was earned by the Distributor and $820,797 was earned by unaffiliated participants.

     As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of each Series through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 1997, transfer agent fees were $1,108,232 of which PEPCO retained $373,701 which is net of the fees paid to State Street.

     At April 30, 1997, PHL and its affiliates held shares of the Fund as follows:


                                                      Aggregate
                                         Shares    Net Asset Value
                                        ---------  ----------------

Strategic Theme Series
  --Class A                              993,317     $11,949,604
 --Class B                                10,019         119,326
Equity Opportunities Series
  --Class A                                  124             857
 --Class B                                18,833         127,497


3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities (excluding short-term securities, options, futures, and forward currency contracts) for the year ended April 30, 1997, aggregated the following:


                                  Purchases         Sales
                              ---------------   ---------------

Small Cap Series                $797,714,133    $677,295,192
Strategic Theme Series           457,473,624     397,163,740
Equity Opportunities Series      772,203,040     799,519,094


     There were no purchases or sales of long-term U.S. Government securities.

4. CAPITAL LOSS CARRYOVERS

     At April 30, 1997, Small Cap Series had a capital loss carryover of $20,746,935, expiring in 2005, which may be used to offset future capital gains.

     Under current tax law, capital losses realized after October 31, 1996 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 1997, the following losses were deferred:
Small Cap Series $377,891, Strategic Theme Series

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997 (Continued)


$127,981 and Equity Opportunities Series $877,524. In addition, prior year losses deferred were utilized as follows: Strategic Theme Series $375,980 and Equity Opportunities Series $3,958 (foreign currency only).

5. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Series of the Fund have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 1997, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:


                                                           Capital paid
                           Undistributed    Accumulated    in on shares
                          net investment   net realized    of beneficial
                              income        gain (loss)      interest
                         ---------------- --------------  ---------------

Small Cap Series            $1,471,814       $   2,154      $(1,473,968)
Strategic Theme Series          21,613            (165)         (21,448)
Equity Opportunities
  Series                       795,274        (556,802)        (238,472)


TAX INFORMATION NOTICE (Unaudited)

     For federal income tax purposes, 2.17%, 38.70% and 4.54% of the ordinary income dividends paid by the Small Cap Series, Strategic Theme Series and Equity Opportunities Series, respectively, qualify for the dividends received deduction of corporate shareholders.

     For the fiscal year ended April 30, 1997, the Equity Opportunities Series distributed $1,851,224 of long-term capital gain dividends.






   This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO] Price Waterhouse LLP                                              [LOGO]

To the Trustees and Shareholders of
Phoenix Strategic Equity Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Small Cap Fund, the Phoenix Strategic Theme Fund and the Phoenix Equity Opportunities Fund (constituting separate series of the Phoenix Strategic Equity Series Fund, hereinafter referred to as the "Fund") at April 30, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Boston, Massachusetts
June 11, 1997

                      PHOENIX STRATEGIC EQUITY SERIES FUND



                           PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits
     (a) Financial Statements:

     Included in Part A: Financial Highlights


      Included in Part B: Financial Statements and Notes thereto, and Report of Independent Accountants are included in the Annual Report to Shareholders for the year ended April 30, 1997, incorporated by reference.


 (b) Exhibits:


     1.1 Declaration of Trust of the Registrant, previously filed, and herein incorporated by reference.

    *1.2 Amendment to Declaration of Trust of the Registrant creating additional classes and dual distribution system, filed with Post-Effective Amendment No. 9 on July 19, 1994 and filed via Edgar with Post-Effective Amendment No. 25 on August 20, 1997.

     1.3 Amendment to Declaration of Trust of the Registrant, changing name of the Trust and establishing additional Series of the Trust, filed via Edgar with Post-Effective Amendment No. 13 on October 16, 1995.

     1.4 Amendment to Declaration of Trust of the Registrant, changing the name of the Series of the Trust filed via Edgar with Post-Effective Amendment No. 14 on April 15, 1996.

     1.5 Amendment to Declaration of Trust establishing an additional Series of the Trust filed via Edgar with Post-Effective Amendment No. 15 on
          May 24, 1996.

     2.1 By-laws of the Registrant, previously filed, and herein incorporated by reference.

     3.   Not Applicable.

     4.1 Reference is hereby made to Article VI of Registrant's Declaration of Trust referenced in Exhibit 1 above.

    *5.1 Management Agreement between Registrant and National Securities & Research Corporation dated January 1, 1994, previously filed, filed via Edgar with Post-Effective Amendment No. 25 on August 20, 1997 and herein incorporated by reference.

     5.2 Investment Advisory between Registrant and Phoenix Investment Counsel, Inc. dated October 16, 1995 filed via Edgar with Post-Effective Amendment No. 13 on October 16, 1995.

    *5.3 First Amendment to Phoenix Strategic Equity Series Fund Management Agreement between Registrant and National Securities Research Corporation dated January 1, 1994 filed via Edgar with Post-Effective Amendment No. 25 on August 20, 1997.

    *5.4 Second Amendment to Phoenix Strategic Equity Series Fund Management Agreement between Registrant and National Securities and Research Corporation dated October 16, 1995 filed via Edgar with Post-Effective Amendment No. 25 on August 20, 1997.


     6.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated May 14, 1993, previously filed, and herein incorporated by reference.

     6.2 Form of Underwriting Agreement for Class B Shares between Registrant and Equity Planning filed with Post-Effective Amendment No. 8 on May 4, 1994.

      7.  None.

      8. Custodian Contract between Registrant and State Street Bank and Trust Company dated October 14, 1993, filed with Post-Effective Amendment No. 8 on May 4, 1994.

     *9.1 Transfer Agency and Service Agreement between Registrant and Equity
          Planning dated June 1, 1994, filed with Post-Effective Amendment No. 9 on July 19, 1994 and filed via Edgar with Post-Effective Amendment No. 25 on August 20, 1997.

     *9.2 Form of Sales Agreement, filed with Post-Effective Amendment No. 9 on
          July 19, 1994 and filed with Post-Effective Amendment No. 25 on August 20, 1997.

     *9.3 Financial Agent Agreement between Registrant and Equity Planning dated
          December 11, 1996 filed via Edgar with Post-Effective Amendment No. 25 on August 20, 1997.

     *9.4 First Amendment to Financial Agent Agreement between Registrant and
          Equity Planning dated February 26, 1997 filed via Edgar with Post-Effective Amendment No. 25 on August 20, 1997.

     *9.5 Second Amendment of Financial Agent Agreement between Registrant and Equity Planning dated July 22, 1997 filed via Edgar with Post-Effective Amendment No. 25 on August 20, 1997.

      10. Opinion as to legality of the shares filed via Edgar with Post-Effective Amendment No. 13 on October 16, 1995.

     *11.  Consent of Independent Accountant.

      12.  Not applicable.

      13.  None.

      14.  None.

      15.1 Distribution Plan dated May 14, 1993, previously filed, and herein incorporated by reference.

      15.2 Form of Distribution Plan for Class B Shares filed with Post-Effective Amendment No. 8 on May 4, 1994.

      16. Schedule for computation of yield and effective yield quotations filed previously.

     *17.  Financial Data Schedule filed herewith and reflected on Edgar as
           Exhibit 27.

      18.1 Rule 18f-3 Dual Distribution Plan effective November 15, 1995 filed via Edgar with Post-Effective Amendment No. 14 on April 15, 1996.

      18.2 Amended and Restated Rule 18f-3 Dual Distribution Plan Effective
           May 1, 1996 filed via Edgar with Post- Effective Amendment No. 17 on August 27, 1996.

     *18.3 Amended and Restated Rule 18f-3 Dual Distribution Plan effective
           May 1, 1996 filed via Edgar with Post-Effective Amendment No. 25 on August 20, 1997.

     *18.4 First Amendment to the Amended and Restated Plan pursuant to
           Rule 18f-3 dated May 28, 1997 filed via Edgar with Post-Effective Amendment No. 25 on August 20, 1997.

      19. Powers of Attorney as filed via Edgar with Post-Effective Amendment No. 14 on April 16, 1996.


-----------
*Filed herewith.


Item 25. Persons Controlled by or Under Common Control With Registrant

     No person is controlled by, or under common control, with the Registrant.


Item 26. Number of Holders of Securities


     As of May 30, 1997, the number of record holders of each class of securities of the Registrant was as follows:




                                                                  Number of
Title of Class                                                   Record-holders
--------------                                                   --------------
  Shares of Beneficial Interest--Class A (Equity Opportunities)      11,005
  Shares of Beneficial Interest--Class B (Equity Opportunities)         282
  Shares of Beneficial Interest--Class A (Theme)                      5,795
  Shares of Beneficial Interest--Class B (Theme)                      4,289
  Shares of Beneficial Interest--Class A (Small Cap)                 19,995
  Shares of Beneficial Interest--Class B (Small Cap)                 11,226
  Shares of Beneficial Interest--Class A (MicroCap)                       0
  Shares of Beneficial Interest--Class B (MicroCap)                       0


Item 27. Indemnification

     Registrant's indemnification provision is set forth in Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.



Item 28. Business and Other Connections of Investment Adviser

     See "Management of the Fund" in the Prospectus and "Services of the Advisers" and "Trustees and Officers" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.


     For information as to the business, profession, vocation or employment of a substantial nature of director and officers of the Advisers reference is made to the Advisers' current Form ADV (SEC File Nos. 801-8177 (NSR) and 801-5995
(PIC)) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.


Item 29. Principal Underwriter


 (a) See "Distribution Plans" and "How to Buy Shares" in the Prospectus and "Distributor" and "Plans of Distribution" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement.

(b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:




       Name and                 Position and Offices           Position and Offices
  Principal Address               with Distributor               with Registrant
-------------------------   -------------------------------   -------------------------
Michael E. Haylon            Director                         Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin        Director and President            Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

David R. Pepin              Director and                      Executive Vice President
56 Prospect Street          Executive Vice President,
P.O. Box 150480             Mutual Fund Sales
Hartford, CT 06115-0480     and Operations

Leonard J. Saltiel          Managing Director,                Vice President
100 Bright Meadow Blvd.     Operations and Service
P.O. Box 2200
Enfield, CT 06083-2200

Paul A. Atkins              Senior Vice President and         None
56 Prospect Street          Sales Manager
P.O. Box 150480
Hartford, CT 06115-0480

Maris Lambergs              Senior Vice President,            None
100 Bright Meadow Blvd.     Insurance and
P.O. Box 2200               Independent Division
Enfield, CT 06083-2200

William R. Moyer            Senior Vice President,            Vice President
100 Bright Meadow Blvd.     and Chief Financial Officer
P.O. Box 2200
Enfield, CT 06083-2200

John F. Sharry              Managing Director,                None
100 Bright Meadow Blvd.     Mutual Fund Distribution
P.O. Box 1900
Enfield, CT 06083-1900

G. Jeffrey Bohne            Vice President,                   Secretary
100 Bright Meadow Blvd.     Mutual Fund
P.O. Box 2200               Customer Service
Enfield, CT 06083-2200
Eugene A. Charon            Vice President and                None
100 Bright Meadow Blvd.      Controller
P.O. Box 2200
Enfield, CT 06083-2200

Nancy G. Curtiss            Vice President and Treasurer,     Treasurer
56 Prospect Street          Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Elizabeth R. Sadowinski     Vice President,                   None
56 Prospect Street           Administration
P.O. Box 150480
Hartford, CT 06115-0480

       Name and               Position and Offices        Position and Offices
Principal Address               with Distributor            with Registrant
-------------------------   ---------------------------   ----------------------
Thomas N. Steenburg         Vice President,               Assistant Secretary
56 Prospect Street          Counsel and Secretary
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen, III        Assistant Vice President,     Vice President
100 Bright Meadow Blvd.     Mutual Fund Regulation
P.O. Box 1900
Enfield, CT 06083-1900



 (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.



Item 30. Location of Accounts and Records

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include herein described Series' investment advisers, Phoenix Investment Counsel, Inc. and National Securities & Research Corporation; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. and National Securities & Research Corporation is 56 Prospect Street, Hartford, Connecticut 06115; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.



Item 31. Management Services
     Not applicable.

Item 32. Undertakings

 (a) Not applicable.

 (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut on the 20th day of August, 1997.



                                         PHOENIX STRATEGIC EQUITY SERIES FUND


ATTEST: /s/ Thomas N. Steenberg          By: /s/ Philip R. McLoughlin
      -------------------------------       -----------------------------------
        Thomas N. Steenberg                  Philip R. McLoughlin
        Assistant Secretary                   President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 20th day of August, 1997.




         Signature                                Title
         ---------                                -----


                                           Trustee
-------------------------------
        C. Duane Blinn*

                                           Trustee
-------------------------------
         Robert Chesek*

                                           Trustee
-------------------------------
        E. Virgil Conway*

                                           Treasurer (principal
-------------------------------            financial and
        Nancy G. Curtiss*                  accounting officer)

                                           Trustee
-------------------------------
       Harry Dalzell-Payne*

                                           Trustee
-------------------------------
       Francis E. Jeffries*

                                           Trustee
-------------------------------
        Leroy Keith, Jr.*

     /s/ Philip R. McLoughlin              Trustee and President
-------------------------------            (principal executive
       Philip R. McLoughlin                officer)


                                     S-1(c)

         Signature                          Title
         ---------                          -----


                                            Trustee
-------------------------------
        Everett L. Morris*

                                            Trustee
-------------------------------
        James M. Oates*

                                            Trustee
-------------------------------
        Calvin J. Pedersen*

                                            Trustee
-------------------------------
       Philip R. Reynolds*

                                            Trustee
-------------------------------
        Herbert Roth, Jr.*

                                            Trustee
-------------------------------
       Richard E. Segerson*

                                            Trustee
-------------------------------
      Lowell P. Weicker, Jr.*


By /s/ Philip R. McLoughlin
   ----------------------------
* Philip R. McLoughlin pursuant to powers of attorney previously filed.


                                     S-2(c)